UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
30 April 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	FMVQX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes have resurfaced in the headlines more recently, knocking stock market indexes off their recent highs and rallying U.S. Treasury bonds and other safe-haven assets. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and China, Mexico and other trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion reaches the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
June 24, 2019

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
Throughout the reporting period, David Chalupnik, CFA, was the portfolio manager for the Nuveen Dividend Value Fund. He joined the portfolio management team for the Fund in 2015. Effective March 19, 2019, Derek Sadowsky, CFA, was no longer a portfolio manager of the Nuveen Dividend Value Fund and Evan Staples, CFA, was added as a portfolio manager.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David Johnson, CFA, and Andrew Rem, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2019.
Nuveen Dividend Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index, the S&P 500® and the Lipper Equity Income Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a diversified portfolio of stocks with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will offer the potential for future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund’s underperformance versus the Russell 1000® Value benchmark and Lipper peers was primarily the result of stock selection in the health care, energy and consumer discretionary sectors. The environment for health care stocks in particular was extremely challenging in early 2019 after uncertainties surrounding two proposals in Washington negatively impacted the sector. Company-specific

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
factors also weighed on several of the Fund’s holdings. For example, Cigna Corporation reported a fourth-quarter 2018 earnings per share (EPS) figure that was generally in line with consensus; however, investors focused on guidance, which came in below expectations. The company is typically conservative in its guidance and management indicated that Cigna remains on track to meet its 2021 EPS target. Management also continued to project confidence in the potential growth provided by the Express Scripts deal. Therefore, we maintained our position in Cigna in the portfolio.
Shares of private insurer UnitedHealth Group Inc. sold off sharply following a proposal by the Department of Health and Human Services to lower prescription drug prices by discontinuing the rebates that drug makers offer to insurance companies and pharmacy benefit managers (PBMs). These rebates have been an important revenue stream for companies like UnitedHealth. Shares were pressured further after the “Medicare-for-All” bill was introduced in Congress, which offers a simplified health care system using a single-payer model. While most analysts do not believe the legislation will become a reality in the near-to-intermediate term, its emergence in recent policy discussions has unnerved investors as Congress is pressured to reduce health care costs. We continued to hold our position in UnitedHealth in the Fund.
Also in health care, shares of retail pharmacy and PBM company CVS Health Corporation traded lower despite the company posting a solid fourth-quarter earnings report. The primary issue for CVS Health revolved around the firm’s 2019 guidance, which came in well below analysts’ estimates. Management indicated that earnings from the retail segment are expected to be down double digits. Following the release, the stock was down and while the valuation has become more attractive, growth visibility and confidence in management has fallen. Given a lack of near-term catalysts for the stock, we exited the Fund’s position in CVS Health.
In the energy sector, refiners such as HollyFrontier Corporation experienced a pullback given falling oil prices earlier in the reporting period, global slowdown concerns and an increase in global refining capacity, which narrowed crude differentials. At recent valuation levels, HollyFrontier, a producer of light petroleum products, was pricing in further margin pressure despite a more constructive outlook given tight domestic fuel inventories. We expect that overall global demand should start to strengthen in the second half of 2019 due to higher highway travel expectations versus a year ago driven by employment and wage growth. Therefore, we have maintained the Fund’s position in HollyFrontier.
Also in energy, a position in independent exploration and production (E&P) company Anadarko Petroleum Corporation detracted. Early in the reporting period, the company’s management reported quarterly results that were generally in line with consensus. Despite these results, the name traded lower as falling oil prices weighed on sector sentiment. We sold our position in Anadarko Petroleum in early March 2019; however, its shares subsequently surged back because of merger and acquisition (M&A) interest as well as the company’s strong first-quarter execution across most areas. Shortly after the end of the reporting period, Anadarko Petroleum announced it had agreed to be purchased by Occidental Petroleum Corporation, while terminating its previously announced merger agreement with Chevron Corporation.
In the discretionary sector, we saw weak results from Newell Brands Inc., a worldwide marketer of consumer and commercial products including more than 200 brands such as Rubbermaid, Graco, Paper Mate, Sunbeam and Coleman. The company reported a low quality earnings beat aided by a lower tax rate as revenues missed and organic sales were below consensus. All three of Newell’s segments showed signs of weakness, but the company noted better-than-expected pricing and results from some of its new merchandising initiatives. Revenue guidance for 2019 was also disappointing and based on negative low single-digit organic growth, and EPS guidance came in below expectations. Given what may be overly conservative guidance from management and the company’s ability to implement cost take-outs, we continued to hold Newell Brands in the portfolio.
Finally, in the consumer staples sector, the Fund was hindered by its position in Altria Group Inc., one of the world’s largest producers and marketers of tobacco, cigarettes and related products. Investors have become more skeptical of combustible volumes, pricing power, regulation and the values of Altria’s recently purchased stakes in e-cigarette maker Juul and cannabis company Cronos. The concern is that the combination of these issues could potentially result in deteriorating cash flow and negative impacts on Altria’s dividend among other things. We continue to hold Altria in the Fund’s portfolio given its attractive risk/reward profile at this point.
On the positive side of the equation, the Fund’s results benefited from stock selection and an overweight position in the information technology sector. An underweight position in poorly performing health care area also proved helpful.

The technology sector featured a number of standout performers during the reporting period led by a position in semiconductor firm Qualcomm Inc. We initiated a position in late February 2019 after poor sentiment presented an attractive buying opportunity and the stock subsequently rallied. While Qualcomm’s licensing business remains a risk, the company is well positioned to benefit from the 5G upgrade and we continue to hold our position.
The Fund also saw strong results from Lam Research Corporation, the designer and manufacturer of advanced wafer fab equipment (WFE) to the largest chip and memory companies in the world. The company delivered a beat in the quarter ending March 2019, supporting its prior quarter commentary that WFE fundamentals and memory spending weakness should bottom out in the first half of 2019. This view has fueled a year-to-date recovery in Lam Research’s shares following last year’s downturn and China-driven sentiment softness. In the near term, we will continue to watch memory pricing and cycle dynamics (DRAM and NAND) and China trade war news flow. Lam Research appears likely to continue to benefit long term as computing needs are rising with artificial intelligence (AI), autonomous driving, cloud datacenter growth and other new technologies that are supporting new chip designs and continued chip demand. Therefore, we remain invested.
Also, Broadcom Inc. reported strong quarterly results reflecting a beat on the top line, gross margin, EPS and free cash flow. Free cash flow margin expanded in 2018 and there is additional room for it to grow. Although not unexpected, Broadcom also announced a hefty dividend increase of 50% and is one of the highest yielding stocks in the semiconductor sector. The combination of strong results, expected accretion, strong cash generation and increased return to shareholders led to the company’s positive stock movement during the reporting period. We continued to hold Broadcom in the Fund.
Networking equipment provider Cisco Systems, Inc. reported more favorable results for second quarter 2019 and saw broad-based strength across all products and geographies, with the one exception still being service provider weakness. Revenue was up and ahead of consensus as strength in switching, software applications and security drove the beat. Also, guidance for revenue growth in the third quarter 2019 was above consensus and is anticipated to be sustainable with opportunities stemming from multi-cloud, 5G Mobility, 400 Gig and perhaps from the Huawei backlash in China. Management’s tone remained upbeat against an increasingly uncertain backdrop, however, we continue to believe the trend toward multi-cloud favors Cisco Systems. The company also raised its dividend and increased its planned stock buyback amount. For these and other reasons, we continued to hold Cisco Systems in the Fund.
Elsewhere in the Fund’s portfolio, a position in independent investment banking and financial services firm Raymond James Financial Inc. was a positive contributor. The company reported quarterly EPS beats for the last quarter of 2018 and first quarter of 2019. A strong recovery in asset prices earlier in 2019 offset declines in late 2018 and should be beneficial to commissions, which typically trail by a quarter. Raymond James also saw strength from M&A advisory fees, which helped offset softer equity underwriting in the latest quarter. Net interest margin (NIM) also came in above expectations in the latest quarter as most firms did not pass along the Federal Reserve rate hike in December 2018. Investors will continue to watch expenses closely, which have been on a positive trend, but have disappointed in the past. We continued to own Raymond James in the portfolio.
Finally, in the real estate area, the Fund saw favorable results from a position in Crown Castle International Corp., which leases and operates wireless communication towers and other communication infrastructure. The company was a strong performer during the reporting period after it reported solid earnings reports for the end of 2018 and beginning of 2019. Crown Castle’s management also raised guidance early in 2019. The company’s results have been driven by a consistently high level of spending at the major wireless carriers across the U.S. Crown Castle is focused on investing in fiber and the small cell segment and is well positioned to benefit from increased spending on 5G and growth in mobile data traffic. For these and other reasons, we remained invested in Crown Castle in the Fund.
Nuveen Mid Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the six-month reporting period.

Portfolio Managers’ Comments (continued)
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $603.1 million and $65.0 billion, which is based on the June 30, 2018 reconstitution of the Russell Midcap® Index. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund’s underperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the industrials, health care and consumer staples sectors. The most significant detractor in industrials was XPO Logistics Inc. The company provides a range of logistics services across North America and Europe including an asset-light logistics business and a transportation business that provides freight brokerage, less-than-truckload (LTL), last mile delivery and European transport. During the company’s fourth quarter 2018, its largest customer, believed to be Amazon although XPO Logistics won’t confirm, pulled $600 million of its total $900 million of business. This incident was the latest in a string of issues over six months including the loss of key executives, a reduction in guidance and the bankruptcy of a key European customer that resulted in the company missing third-quarter 2018 expectations. We believed XPO Logistics was facing challenging headwinds including replacing the lost business on a profitable basis near term, a soft European market and cycle duration of its LTL business, which represents 40-45% of company profits. Consequently, we exited our position.
Also in industrials, the Fund saw weak results from Alaska Air Group Inc., which provides passenger and air cargo transportation services to more than 110 destinations in the U.S., Mexico and Cuba. During the reporting period, the company reported strong results and a favorable outlook. However, in March 2019, Alaska Air had to reduce its outlook for revenue per available seat mile (RASM) to 1% to 2% year over year down from 2.5% to 4.5%, which weighed on the shares. We continue to hold Alaska Air Group because we believe there remains upside to numbers throughout 2019.
Health care was a detractor from relative performance during the reporting period with Centene Corporation and Cigna Corporation weighing on results in the sector. Centene is the largest managed care organization operating in the Medicaid and specialty services markets. Its Medicaid business provides health insurance sponsored by the state and federal government for qualified lower income individuals. Share weakness was primarily due to Washington rhetoric, particularly the “Medicare-for-All” proposals from Democratic candidates, but also renewed efforts by the administration to scuttle the Affordable Care Act and the proposed rebate rule for government insurance programs. Adding to this pressure, Centene announced at the end of March 2019 that it was acquiring WellCare Health Plans. Accretion from the acquisition is mid-single digits in 2020, and combined, the company is expected to have 22 million members across 50 states and more than $95 billion in revenues. Therefore, we continued to hold the Fund’s position in Centene.
Cigna reported a fourth-quarter 2018 earnings per share (EPS) figure that was generally in line with consensus; however, investors focused on guidance, which came in below expectations. The company is typically conservative in its guidance and management indicated that Cigna remains on track to meet its 2021 EPS target. Management also continued to project confidence in the potential growth provided by the Express Scripts deal. Therefore, we maintained our position in Cigna in the portfolio.
In the consumer staples sector, the Fund experienced weak results from a position in packaged and processed food manufacturer Conagra Brands Inc. During the reporting period, the company reported a revenue miss for the second quarter 2019, but beat consensus expectations for gross and operating margins, as well as EPS. Although the company’s legacy Conagra business fared relatively well, the performance of its Pinnacle Foods segment was below expectations both in terms of revenues and profit, with key leadership brands experiencing declines. Issues arose in the Pinnacle Foods segment including a recall, inefficient promotions and pricing, a lack of innovation and increased innovation from competitors, which weighed on Conagra’s stock. Although the company is already making improvements to restore confidence, the calendar and timing of many retail agreements on the Pinnacle Foods side are locked, which limits Conagra’s options. Also, with a large amount of debt leverage, we believe the company’s balance sheet may likely weaken, therefore, we exited the position.
In the communication services sector, a position in Take-Two Interactive Software Inc. lagged during the reporting period. The company is a leading video game developer with brands that include Grand Theft Auto, Red Dead Redemption and Max Payne. Shares of Take-Two were weak during the reporting period because of concerns about recurring consumer spend with Grand Theft Auto online and the delayed monetization of Red Dead online. However, we continued to hold the name because we believe a strong release slate for Take-Two has the potential to drive favorable results in 2020.
On the positive side of the equation, stock selection was favorable in the utilities, consumer discretionary and financials sectors. An underweight position in the poorly performing consumer staples sector also proved beneficial.
In utilities, the Fund saw favorable results from a position in electric and natural gas utility CenterPoint Energy Inc. The company also operates a midstream (oil and gas infrastructure) segment through its joint ownership in Enable Midstream Partners. In 2018, the electric transmission and distribution businesses produced $568 million in operating income and invested $952 million in infrastructure to support growth and improve reliability of their systems. Also during 2018, the natural gas distribution business produced $266 million in operating income and added more than 36,000 customers. CenterPoint Energy recently filed a proposal in Minnesota that would make it one of the first natural gas providers in the country to offer renewable natural gas (RNG), also known as biomethane, to some of its customers. In addition, the company reached a significant milestone in 2018 by substantially completing the elimination of cast-iron pipes in its natural gas distribution system, which is expected to improve the safety, integrity and reliability of the system. We continued to hold CenterPoint Energy in the portfolio.
Consumer discretionary generated positive results with Norwegian Cruise Line Holdings Ltd. reporting an EPS beat with better-than-expected passenger ticket revenues as management also provided positive commentary on pricing and forward bookings for 2019. In addition, guidance came out ahead of consensus for 2019 and management expects the company’s return to the Eastern Mediterranean to be a catalyst in 2020. Travel continues to be an industry of growth on a global basis and Norwegian Cruise Line is well positioned to benefit from that growth. As such, we maintained our position in the portfolio.
Also in discretionary, a position in national single-family homebuilder DR Horton Inc. provided favorable results. The housing industry backdrop improved mid-way through the reporting period with the spring selling season evolving better than feared, driven by lower rates and stable consumers. DR Horton has recently been making acquisitions of small, mid-U.S. regional builders, which are creating new markets and greater share. We remained invested because we believe DR Horton is well positioned in terms of product trends and geographic diversification with its lower-than-average exposure to some of the housing market’s biggest problem areas such as the California Coast, New York, New Jersey and Connecticut.
In financials, a position in one the world’s largest insurance brokers, Willis Tower Watson PLC, was a top contributor for the Fund. The key catalyst for the stock during the reporting period was a strong third-quarter 2018 earnings report highlighted by good organic growth, expense discipline and a lower-than-expected tax rate. Management expects earnings margin expansion in 2019 and continued improvement in free cash flow in the coming quarters. We continued to hold Willis Tower Watson in the Fund.
Also in financials, the Fund benefited from a position in Evercore Inc., a leading investment banking advisory company. The company reported fourth-quarter 2018 results that were very strong on both the top and bottom line, exceeding consensus expectations by a wide margin. As testimony to Evercore’s strong reputation, the company advised on some high-profile deals during the reporting period in both health care and financial services. These deals are translating into a strengthening pipeline. We continue to like and own Evercore because the company still trades at a discount to its peer group and to historic absolute valuation metrics.

Portfolio Managers’ Comments (continued)
Although the information technology sector detracted slightly, the Fund saw strong results from its position in First Data Corporation, a global leader in providing electronic commerce and payment solutions for merchants, financial institutions and card issuers. In January 2019, Fiserv announced an all-stock acquisition of First Data in a $22 billion deal that equated to an approximately 30% premium to the prior close. The company also reported favorable revenue and EPS results that beat expectations and favorable 2019 earnings growth guidance. We continued to hold our position because we believed the combined entity would benefit from significant accretion and will be a good strategic fit.
Results were mixed in the energy sector where strong results from independent exploration and production (E&P) company Anadarko Petroleum Corporation were partially offset by weakness from independent petroleum refiner and marketer HollyFrontier Corporation. In the case of Anadarko Petroleum, the Delaware Basin remained the company’s primary growth driver and results continued to outpace historical performance. However, Anadarko Petroleum also continued to make progress on its Mozambique liquid natural gas (LNG) project with announced long-term agreements with customers. The M&A situation also remained a focus for Anadarko Petroleum during the reporting period with strong first-quarter 2019 execution across most areas supporting near-term value creation to the bid winner. Shortly after the end of the reporting period, Anadarko Petroleum announced it had agreed to be purchased by Occidental Petroleum Corporation, while terminating its previously announced merger agreement with Chevron Corporation. We began trimming the Fund’s position after the deal announcement.
On the other hand, HollyFrontier and other refiners experienced a pullback given falling oil prices earlier in the reporting period, global slowdown concerns and an increase in global refining capacity, which narrowed crude differentials. At current valuation levels, HollyFrontier is pricing in further margin pressure despite a more constructive outlook given tight domestic fuel inventories. We expect that overall global demand should start to strengthen in the second half of 2019 due to higher highway travel expectations versus a year ago driven by employment and wage growth. Therefore, we have maintained the Fund’s position in HollyFrontier.
Nuveen Small Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies within the Russell 2000® Index, which has a market capitalization range of $52.0 million to $6.7 billion based on the June 30, 2018 reconstitution. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund’s outperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the energy, consumer discretionary, industrials and utilities sectors. An underweight position in the poorly performing health care sector also proved beneficial. In addition, several broader style themes worked in favor of the Fund, particularly in the second half of the reporting period. As the reporting period progressed, the market shifted to a risk-on environment that was almost a complete reversal of the 2018 year-end sell-off. The Fund benefited from several style tilts that came back in favor during the reporting period including an emphasis on companies with larger average market capitalizations within the small-cap universe and a tilt toward companies with lower price-to-earnings (P/E) ratios. Also, the Fund’s results were aided by a snap back among some of its cyclical holdings that benefited from the retraction in high yield credit spreads that had previously widened dramatically in the final months of 2018.

The Fund benefited from security selection in the energy sector where our strategy of investing in best-in-class service companies that are focused on one or two business lines proved beneficial. ProPetro Holding Corp., a leading oil well completion services company with operations exclusively in the Permian basin, continued to outperform its peer group. The company was able to weather a substantial drop in oil prices in late 2018, which subsequently recovered by more than 30% through April 2019 due to tightening global supply and a slowdown in U.S. output. We trimmed our position in ProPetro during the reporting period, but were pleased with the company’s strategic acquisition of one of its customer’s vertically-integrated well completion assets in exchange for a long-term agreement. The company’s balance sheet following the transaction remained solid, allowing for additional market share gains. Consequently, we remained invested in this company.
Several holdings in the consumer discretionary sector benefited the Fund’s performance. Dana Incorporated, a supplier of driveline and power technology products to the auto and commercial vehicle sector, experienced price strength after sentiment around trade and tariffs turned positive. The company continued to demonstrate fundamental progress and we remain excited about its buildout of electrification capabilities both organically and through acquisitions. We believe this higher margin business should help improve Dana’s overall margins and lift sales for the firm and therefore, we remained invested.
The Fund also experienced favorable results from furniture wholesaler and retailer La-Z-Boy Inc., which continued to execute on its strategy to improve margins and position the franchise for long-term growth. La-Z-Boy’s management is seeing good traction in its technology enhancements and on-line presence, while new products are also aiding in increasing in-store traffic and higher average ticket amounts per customer. The company has acquired several of its prior franchised stores and is repositioning them to generate higher same-store sales results. We remained invested in La-Z-Boy at the end of the reporting period.
In addition, the Fund benefited from G-III Apparel Group Ltd., a wholesale and retail distributor of global outerwear and sportswear brands. We added this holding to the Fund’s portfolio in the first quarter of 2019 due to its attractive relative valuation coupled with drivers to enhance profitability and close the valuation gap. The company’s key global brands, such as Calvin Klein and DKNY, continued to display good sales traction and stable-to-improving margins during the reporting period. We have maintained a position in G-III Apparel.
The industrials sector was another source of strength during the reporting period led by a position in The Brink’s Co, the global armed security services company focused primarily on highly valuable precious gemstones and high value merchandise. In 2018, Brink’s fought an ongoing headwind of foreign currency translation effect, which masked underlying performance because the company’s costs are denominated in local currency. Additionally, the company was negatively impacted by high inflation in one of the countries it operates in, Argentina. Adjusting for these factors, results have been in line to better across the third-quarter 2018 to first-quarter 2019 reporting seasons. As a result, we trimmed back our exposure somewhat based on valuation, but maintained a position because fundamentals still appear solid.
Also in the industrials area, the Fund saw strong results from an out-of-index position in Air Transport Services Group Inc. The company primarily leases aircraft to airfreight companies as well as providing additional services around core leasing. Although the company’s third-quarter 2018 report was slightly below expectations and 2018 guidance was tightened, overall demand was robust. Air Transport announced the acquisition of Omni Air, which significantly diversified its business and contributed more than expected in the company’s fourth-quarter 2018 report. In addition, the company extended its existing 20 plane contract with Amazon and expanded it to include 10 additional planes, which will be delivered in second half of 2019 and 2020. Overall demand remains strong, while management continues to diversify the business and execute well. As a result, we continued to hold Air Transport in the Fund’s portfolio.
In the utilities area, the Fund benefited from a position in Black Hills Corporation, a diversified regulated utility (both gas distribution and electric generation) serving the upper-Midwest and Mountain regions. The company regained its growth footing with solid regulatory updates, allowing management to establish a rate base capital spending plan through 2022 that was above expectations. We continue to remain invested in Black Hills.
On the negative side of the equation, stock selection detracted in the information technology and communication services sectors. In technology, a position in Plantronics Inc., a leading global provider of enterprise headsets, lagged during the reporting period. The company recently closed on its acquisition of Polycom in order to cost effectively increase its overall exposure to the growing Unified Communications market. We remained invested in Plantronics.

Portfolio Managers’ Comments (continued)
We also saw weak results from Arlo Technologies Inc., a leading provider of security video camera solutions for do-it-yourself residential customers. One of the Fund’s other holdings, NETGEAR Inc., monetized its investment of this growth company through both an initial public offering (IPO) in third-quarter 2018 and subsequent stock spin-off of its remaining majority ownership in late 2018. After we participated in the successful IPO, the shares subsequently came under pressure due to concerns regarding Amazon’s increased emphasis on its proprietary security camera and doorbell offering as well as poor execution surrounding Arlo’s new products for the key holiday season. As a result, we exited Arlo Technologies at the end of 2018 in lieu of our new investment in Alarm.com Holdings Inc.
Although the information technology sector detracted on an overall basis, the Fund’s position in Synnex Corp was beneficial during the reporting period. The company is a diversified and leading technology solutions distributor to primarily small- to mid-sized enterprises and on a global basis. We built our position in Synnex during fourth quarter 2018 after its shares came under pressure due to uncertainty surrounding the company’s purchase of leading business solutions provider Convergys. Having owned Synnex back in 2012 and 2013, we were confident in management’s ability. In subsequent quarterly milestones, the company delivered above-consensus growth and margins, driven by both sustainable growth from its Technology Solutions segment and synergies from the recent acquisition. We continued to own the stock.
On the other hand, stock selection was weak in the communication services sector, including positions in Vonage Holdings Corporation and Cars.com Inc. Vonage is the leading provider of cloud-based communication services to both businesses and consumers. Shares came under pressure in the second half of 2018 as Vonage was digesting two recent critical acquisitions that better positioned the company for sustained growth as it moved up market into the mid-to-large enterprise segments. The company’s most recent first-quarter 2019 earnings report demonstrated accelerating revenue and bookings growth in the mid-sized enterprise area. We remained invested in Vonage given that all the pieces are in place and the company is executing on its new go-to-market strategy.
Cars.com Inc. is the leading branded provider of digital leads and services to 19,000 auto dealers in the United States. The company was originally spun out of TEGNA in May 2017 and we subsequently invested in first quarter 2018. The stock came under pressure in late 2018 after management lowered guidance as Cars.com continued to invest in critical services that will increase both key dealer retention as well as a growing share of advertising spend from its dealer network in a very competitive market. We remain invested because the company continues to achieve key milestones, which verifies the potential for emergent returns from its recent investments. Cars.com is also undergoing a strategic review per the direction of activist investor Starboard Value LP, one of its largest shareholders.
In health care, Tivity Health Inc. experienced company specific issues that compounded the sector’s significant underperformance during the reporting period. The company provides fitness and health improvement programs primarily focused on the elderly within the Medicare Advantage program. In December 2018, Tivity Health announced it would enter the diet and nutrition segment with an acquisition of Nutrisystem Inc. We exited our position because of the significant leverage the company was taking on and because we did not believe the acquisition made strategic sense.
In the materials sector, the Fund experienced weakness from a position in SunCoke Energy Inc., the leading provider of coke material to domestic integrated steel producers under long-term contracts. SunCoke Energy also operates a profitable Logistics segment. The stock came under pressure during the reporting period following a decline in thermal coal export prices and the announcement of an accretive “simplification” stock-for-stock purchase of the remaining 40% stake in its master limited partnership (MLP), SunCoke Energy Partners. We believe that once the MLP transaction closes by third quarter 2019, it should prove to be both accretive and beneficial to improving SunCoke Energy’s capital structure and we remained invested.
Finally, in the financials area, we saw weak results from a position in Heartland Financial USA Inc., a diversified central-U.S. focused regional bank with key locations in 12 states including Iowa, Illinois and Wisconsin. Management has been in the process of integrating recent acquisitions and enhancing product mix in new geographies, while pruning low return branches and revenue lines. This transition has been causing the company’s near-term underperformance. However, we believe changes made in the franchise will lead to a higher earnings growth profile, improved operating efficiency and a stronger, more flexible balance sheet and therefore, maintained the Fund’s position in Heartland Financial.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.41%	5.03%	7.77%	12.90%
Class A Shares at maximum Offering Price	0.31%	(1.00)%	6.50%	12.23%
Russell 1000® Value Index	7.90%	9.06%	8.27%	13.76%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%
Lipper Equity Income Funds Classification Average	7.38%	8.48%	7.70%	12.59%
Class C Shares	5.94%	4.21%	6.95%	12.04%
Class R3 Shares	6.22%	4.78%	7.49%	12.60%
Class I Shares	6.48%	5.26%	8.03%	13.17%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	6.59%	5.46%	8.16%	10.65%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.24)%	1.93%	6.84%	13.29%
Class A Shares at maximum Offering Price	(11.65)%	(3.96)%	5.58%	12.63%
Class C Shares	(6.67)%	1.15%	6.04%	12.43%
Class R3 Shares	(6.39)%	1.66%	6.58%	13.00%
Class I Shares	(6.15)%	2.19%	7.11%	13.57%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	(6.16)%	2.26%	7.22%	9.92%
Since inception return for Class R6 Shares 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.08%	1.83%	1.33%	0.72%	0.83%

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.70%	2.06%	7.83%	12.37%
Class A Shares at maximum Offering Price	0.58%	(3.80)%	6.56%	11.71%
Russell Midcap® Value Index	8.28%	5.76%	7.83%	14.98%
Lipper Mid-Cap Value Funds Classification Average	6.99%	2.28%	6.03%	13.12%
Class C Shares	6.32%	1.30%	7.03%	11.53%
Class R3 Shares	6.57%	1.82%	7.57%	12.09%
Class I Shares	6.84%	2.33%	8.11%	12.64%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	6.91%	(2.86)%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.89)%	(0.04)%	6.84%	13.29%
Class A Shares at maximum Offering Price	(13.19)%	(5.79)%	5.58%	12.62%
Class C Shares	(8.24)%	(0.82)%	6.03%	12.43%
Class R3 Shares	(8.02)%	(0.30)%	6.57%	13.01%
Class I Shares	(7.80)%	0.18%	7.10%	13.56%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(7.72)%	(6.13)%
Since inception returns for Class R6 Shares are from 6/20/18. Since inception returns for Class R6 Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	0.98%	1.07%
Net Expense Ratios	1.17%	1.92%	1.42%	0.83%	0.92%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.47%	(4.21)%	6.82%	13.56%
Class A Shares at maximum Offering Price	(1.53)%	(9.72)%	5.56%	12.88%
Russell 2000® Value Index	3.77%	2.19%	6.94%	12.87%
Lipper Small-Cap Value Funds Classification Average	3.56%	0.37%	5.02%	12.59%
Class C Shares	4.06%	(4.96)%	6.02%	12.71%
Class R3 Shares	4.32%	(4.45)%	6.55%	13.27%
Class I Shares	4.58%	(3.97)%	7.08%	13.82%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	4.71%	(3.77)%	7.52%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(10.38)%	(7.79)%	5.36%	14.52%
Class A Shares at maximum Offering Price	(15.53)%	(13.10)%	4.12%	13.85%
Class C Shares	(10.73)%	(8.49)%	4.58%	13.67%
Class R3 Shares	(10.53)%	(8.07)%	5.09%	14.23%
Class I Shares	(10.29)%	(7.57)%	5.63%	14.80%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(10.20)%	(7.41)%	6.04%
Since inception return for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.24%	1.99%	1.49%	0.82%	0.99%
Net Expense Ratios	1.20%	1.95%	1.45%	0.78%	0.95%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Holding Summaries    as of April 30, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.6%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	12.5%
Oil, Gas & Consumable Fuels	10.0%
Semiconductors & Semiconductor Equipment	7.6%
Capital Markets	6.0%
Communications Equipment	5.1%
Equity Real Estate Investment Trust	5.1%
Pharmaceuticals	4.5%
Chemicals	4.1%
Diversified Telecommunication Services	3.5%
Hotels, Restaurants & Leisure	3.5%
Electric Utilities	3.4%
Multi-Utilities	3.4%
Media	3.2%
Health Care Providers & Services	3.1%
Consumer Finance	3.1%
Machinery	2.5%
Other	18.8%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.6%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Cisco Systems Inc	4.0%
AT&T Inc	3.5%
QUALCOMM Inc	3.4%
Citigroup Inc.	3.4%
Comcast Corp	3.2%

Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.3%
Money Market Funds	0.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	12.7%
Multi-Utilities	6.0%
Banks	5.9%
Oil, Gas & Consumable Fuels	5.5%
Capital Markets	5.2%
Insurance	4.7%
Chemicals	4.0%
Hotels, Restaurants & Leisure	3.9%
Software	3.9%
IT Services	3.5%
Electric Utilities	3.5%
Airlines	2.7%
Health Care Equipment & Supplies	2.5%
Machinery	2.5%
Entertainment	2.3%
Household Durables	2.1%
Aerospace & Defense	2.1%
Mortgage Real Estate Investment Trust	2.1%
Health Care Providers & Services	1.9%
Electrical Equipment	1.8%
Consumer Finance	1.7%
Other	18.8%
Money Market Funds	0.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
L3 Technologies Inc.	2.1%
CF Industries Holdings Inc	2.1%
Starwood Property Trust Inc.	2.1%
FirstEnergy Corp	2.0%
Digital Realty Trust Inc.	2.0%

Holding Summaries    as of April 30, 2019 (continued)
Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.3%
Investments Purchased with Collateral from Securities Lending	0.9%
Money Market Funds	0.4%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	17.0%
Equity Real Estate Investment Trust	9.6%
Communications Equipment	4.6%
Thrifts & Mortgage Finance	4.4%
Electronic Equipment, Instruments & Components	3.7%
Commercial Services & Supplies	3.6%
Insurance	3.6%
Construction & Engineering	3.1%
Capital Markets	3.1%
Oil, Gas & Consumable Fuels	2.9%
Metals & Mining	2.8%
Household Durables	2.7%
Energy Equipment & Services	2.7%
Mortgage Real Estate Investment Trust	2.5%
Gas Utilities	2.5%
Auto Components	2.3%
Software	1.9%
Building Products	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Semiconductors & Semiconductor Equipment	1.7%
Machinery	1.7%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	0.9%
Money Market Funds	0.4%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Plantronics Inc.	2.0%
IBERIABANK Corp	2.0%
Radware Ltd	1.9%
Gibraltar Industries Inc	1.8%
Brink's Co/The	1.8%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2019.
The beginning of the period is November 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.10	$1,059.40	$1,062.20	$1,065.90	$1,064.80
Expenses Incurred During the Period	$ 5.68	$ 9.50	$ 6.95	$ 3.69	$ 4.35
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.29	$1,015.57	$1,018.05	$1,021.22	$1,020.58
Expenses Incurred During the Period	$ 5.56	$ 9.30	$ 6.80	$ 3.61	$ 4.26
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36%, 0.72% and 0.85% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,067.00	$1,063.20	$1,065.70	$1,069.10	$1,068.40
Expenses Incurred During the Period	$ 6.00	$ 9.82	$ 7.27	$ 4.00	$ 4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,017.75	$1,020.93	$1,020.23
Expenses Incurred During the Period	$ 5.86	$ 9.59	$ 7.10	$ 3.91	$ 4.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.78% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,044.70	$1,040.60	$1,043.20	$1,047.10	$1,045.80
Expenses Incurred During the Period	$ 6.08	$ 9.87	$ 7.35	$ 3.55	$ 4.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,017.60	$1,021.32	$1,020.08
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 7.25	$ 3.51	$ 4.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, 0.70% and 0.95% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Dividend Value Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Aerospace & Defense – 1.3%
85,276	Harris Corp	$ 14,369,006
	Airlines – 1.2%
211,481	Alaska Air Group Inc	13,090,674
	Banks – 12.5%
1,090,382	Bank of America Corp	33,343,882
539,215	Citigroup Inc.	38,122,501
334,082	East West Bancorp Inc.	17,198,541
302,227	JPMorgan Chase & Co	35,073,443
1,034,526	KeyCorp	18,155,931
	Total Banks	141,894,298
	Biotechnology – 0.9%
161,163	Gilead Sciences Inc.	10,482,041
	Capital Markets – 6.0%
397,296	E*TRADE Financial Corp	20,127,015
521,559	Morgan Stanley	25,165,222
243,581	Raymond James Financial Inc.	22,304,712
	Total Capital Markets	67,596,949
	Chemicals – 4.1%
131,738	Celanese Corp	14,213,213
317,531	CF Industries Holdings Inc	14,219,038
100,826	Linde PLC	18,174,895
	Total Chemicals	46,607,146
	Communications Equipment – 5.1%
803,225	Cisco Systems Inc	44,940,439
92,446	Motorola Solutions Inc	13,396,350
	Total Communications Equipment	58,336,789
	Consumer Finance – 3.1%
145,404	American Express Co	17,045,711
222,602	Discover Financial Services	18,139,837
	Total Consumer Finance	35,185,548
	Diversified Telecommunication Services – 3.5%
1,299,806	AT&T Inc	40,241,994

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities – 3.4%
358,851	Evergy Inc	$20,748,765
417,329	FirstEnergy Corp	17,540,338
	Total Electric Utilities	38,289,103
	Electrical Equipment – 0.9%
78,671	Hubbell Inc.	10,038,420
	Equity Real Estate Investment Trust – 5.1%
176,614	Crown Castle International Corp	22,214,509
116,989	Digital Realty Trust Inc.	13,770,775
686,137	Park Hotels & Resorts Inc.	22,011,275
	Total Equity Real Estate Investment Trust	57,996,559
	Food Products – 1.7%
260,520	Tyson Foods Inc	19,541,605
	Health Care Providers & Services – 3.1%
71,120	Cigna Corp	11,296,701
104,780	UnitedHealth Group Inc	24,421,074
	Total Health Care Providers & Services	35,717,775
	Hotels, Restaurants & Leisure – 3.5%
128,044	Hilton Worldwide Holdings Inc.	11,138,562
502,672	MGM Resorts International	13,386,155
122,695	Royal Caribbean Cruises Ltd	14,838,733
	Total Hotels, Restaurants & Leisure	39,363,450
	Household Durables – 1.4%
1,108,340	Newell Brands Inc., (2)	15,937,929
	Insurance – 1.4%
711,978	Old Republic International Corp	15,919,828
	IT Services – 1.1%
188,521	DXC Technology Co	12,393,370
	Machinery – 2.5%
81,787	Caterpillar Inc.	11,402,744
92,702	Parker-Hannifin Corp	16,786,478
	Total Machinery	28,189,222
	Media – 3.2%
845,296	Comcast Corp	36,795,735
	Mortgage Real Estate Investment Trust – 1.6%
808,446	Starwood Property Trust Inc.	18,634,680
	Multi-Utilities – 3.4%
189,143	Ameren Corp	13,763,936

Shares	Description (1)	Value
	Multi-Utilities (continued)
410,070	Public Service Enterprise Group Inc.	$ 24,460,676
	Total Multi-Utilities	38,224,612
	Oil, Gas & Consumable Fuels – 10.0%
298,913	Chevron Corp	35,887,495
215,645	HollyFrontier Corp	10,292,736
627,692	Marathon Oil Corp	10,695,872
264,176	Marathon Petroleum Corp	16,080,393
208,294	Occidental Petroleum Corp	12,264,351
45,342	Pioneer Natural Resources Co	7,547,629
737,261	Williams Cos Inc/The	20,886,604
	Total Oil, Gas & Consumable Fuels	113,655,080
	Personal Products – 1.5%
275,287	Unilever NV	16,657,616
	Pharmaceuticals – 4.5%
125,374	Allergan PLC	18,429,978
800,865	Pfizer Inc	32,523,128
	Total Pharmaceuticals	50,953,106
	Road & Rail – 2.2%
309,809	CSX Corp	24,670,091
	Semiconductors & Semiconductor Equipment – 7.6%
64,155	Broadcom Inc	20,426,952
71,820	Lam Research Corp	14,897,623
449,380	QUALCOMM Inc	38,705,099
104,064	Xilinx Inc.	12,502,249
	Total Semiconductors & Semiconductor Equipment	86,531,923
	Software – 1.8%
154,802	Microsoft Corp	20,217,141
	Tobacco – 1.8%
375,803	Altria Group Inc	20,417,377
	Total Long-Term Investments (cost $903,805,700)	1,127,949,067

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%
	MONEY MARKET FUNDS – 0.0%
314,175	First American Government Obligations Fund, Class X, (3)	2.356% (4)	$ 314,175
	Total Investments Purchased with Collateral from Securities Lending (cost $314,175)		314,175

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MONEY MARKET FUNDS – 0.6%
6,060,910	First American Treasury Obligations Fund, Class Z	2.324% (4)	$ 6,060,910
	Total Short-Term Investments (cost $6,060,910)		6,060,910
	Total Investments (cost $910,180,785) – 100.0%		1,134,324,152
	Other Assets Less Liabilities – 0.0%		135,560
	Net Assets – 100%		$ 1,134,459,712
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $306,294.
(3)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.3%
	COMMON STOCKS – 99.3%
	Aerospace & Defense – 2.1%
33,743	L3 Technologies Inc.	$ 7,375,545
	Airlines – 2.7%
69,053	Alaska Air Group Inc	4,274,381
58,660	United Continental Holdings Inc, (2)	5,212,527
	Total Airlines	9,486,908
	Auto Components – 0.7%
57,454	BorgWarner Inc.	2,399,854
	Banks – 5.9%
117,976	East West Bancorp Inc.	6,073,405
334,966	KeyCorp	5,878,653
14,983	SVB Financial Group, (2)	3,771,521
100,727	Western Alliance Bancorp, (2)	4,812,736
	Total Banks	20,536,315
	Building Products – 1.3%
118,178	Masco Corp	4,616,033
	Capital Markets – 5.2%
90,293	E*TRADE Financial Corp	4,574,243
41,060	Evercore Inc.	4,000,476
43,255	Nasdaq Inc	3,988,111
58,367	Raymond James Financial Inc.	5,344,666
	Total Capital Markets	17,907,496
	Chemicals – 4.0%
61,444	Celanese Corp	6,629,193
163,209	CF Industries Holdings Inc	7,308,499
	Total Chemicals	13,937,692
	Construction & Engineering – 0.5%
46,421	Fluor Corp	1,844,306
	Consumer Finance – 1.7%
72,007	Discover Financial Services	5,867,850
	Diversified Financial Services – 1.5%
96,618	Voya Financial Inc.	5,303,362

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities – 3.5%
89,343	Evergy Inc	$5,165,812
168,871	FirstEnergy Corp	7,097,648
	Total Electric Utilities	12,263,460
	Electrical Equipment – 1.8%
45,380	AMETEK Inc	4,001,154
17,543	Hubbell Inc.	2,238,487
	Total Electrical Equipment	6,239,641
	Energy Equipment & Services – 0.8%
67,283	Apergy Corp, (2)	2,670,462
	Entertainment – 2.3%
245,750	Lions Gate Entertainment Corp	3,585,492
44,495	Take-Two Interactive Software Inc., (2)	4,308,451
	Total Entertainment	7,893,943
	Equity Real Estate Investment Trust – 12.7%
303,690	Brandywine Realty Trust	4,673,789
58,595	Digital Realty Trust Inc.	6,897,217
20,866	Essex Property Trust Inc	5,894,645
162,684	First Industrial Realty Trust Inc	5,737,865
47,850	Mid-America Apartment Communities Inc.	5,235,268
148,807	Park Hotels & Resorts Inc.	4,773,729
64,574	SL Green Realty Corp	5,704,467
178,770	Washington Real Estate Investment Trust	5,048,465
	Total Equity Real Estate Investment Trust	43,965,445
	Food Products – 1.2%
56,265	Tyson Foods Inc	4,220,438
	Health Care Equipment & Supplies – 2.5%
11,555	Teleflex Inc.	3,306,810
44,177	Zimmer Biomet Holdings Inc	5,440,839
	Total Health Care Equipment & Supplies	8,747,649
	Health Care Providers & Services – 1.9%
80,387	Centene Corp, (2)	4,144,754
14,364	Cigna Corp	2,281,578
	Total Health Care Providers & Services	6,426,332
	Hotels, Restaurants & Leisure – 3.9%
32,276	Hyatt Hotels Corp	2,476,537
191,812	MGM Resorts International	5,107,954
107,323	Norwegian Cruise Line Holdings Ltd, (2)	6,051,944
	Total Hotels, Restaurants & Leisure	13,636,435

Shares	Description (1)	Value
	Household Durables – 2.1%
91,055	DR Horton Inc	$4,034,647
236,430	Newell Brands Inc.	3,399,864
	Total Household Durables	7,434,511
	Independent Power & Renewable Electricity Producers – 1.4%
121,944	NRG Energy Inc	5,020,435
	Insurance – 4.7%
115,327	Hartford Financial Services Group Inc/The	6,032,755
268,140	Old Republic International Corp	5,995,611
22,606	Willis Towers Watson PLC	4,167,190
	Total Insurance	16,195,556
	IT Services – 3.5%
39,230	DXC Technology Co	2,578,980
193,896	First Data Corp, (2)	5,014,151
202,855	Perspecta Inc	4,681,893
	Total IT Services	12,275,024
	Leisure Products – 1.7%
111,867	Brunswick Corp/DE	5,728,709
	Life Sciences Tools & Services – 1.2%
51,208	Agilent Technologies Inc.	4,019,828
	Machinery – 2.5%
46,798	Crane Co	3,980,170
22,435	Ingersoll-Rand PLC	2,750,755
10,062	Parker-Hannifin Corp	1,822,027
	Total Machinery	8,552,952
	Media – 1.4%
300,727	TEGNA Inc.	4,787,574
	Mortgage Real Estate Investment Trust – 2.1%
314,119	Starwood Property Trust Inc.	7,240,443
	Multiline Retail – 1.5%
40,441	Dollar General Corp	5,099,206
	Multi-Utilities – 6.0%
73,117	Ameren Corp	5,320,724
109,271	CenterPoint Energy Inc	3,387,401
214,058	NiSource Inc.	5,946,531
101,787	Public Service Enterprise Group Inc.	6,071,595
	Total Multi-Utilities	20,726,251

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 5.5%
48,636	Anadarko Petroleum Corp	$3,543,133
477,754	Encana Corp	3,310,835
66,575	HollyFrontier Corp	3,177,625
280,166	Marathon Oil Corp	4,774,029
151,295	Williams Cos Inc/The	4,286,187
	Total Oil, Gas & Consumable Fuels	19,091,809
	Pharmaceuticals – 1.5%
53,633	Elanco Animal Health Inc, (2)	1,689,440
125,094	Mylan NV, (2)	3,376,287
	Total Pharmaceuticals	5,065,727
	Real Estate Management & Development – 1.1%
25,434	Jones Lang LaSalle Inc.	3,931,333
	Road & Rail – 0.7%
28,633	Genesee & Wyoming Inc., (2)	2,538,315
	Semiconductors & Semiconductor Equipment – 0.9%
191,762	Cypress Semiconductor Corp	3,294,471
	Software – 3.9%
24,080	Autodesk Inc., (2)	4,291,297
43,357	PTC Inc., (2)	3,922,507
44,098	Synopsys Inc, (2)	5,339,386
	Total Software	13,553,190
	Specialty Retail – 1.4%
66,465	Best Buy Co Inc.	4,945,661
	Total Long-Term Investments (cost $316,068,397)	344,840,161

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MONEY MARKET FUNDS – 0.8%
2,751,653	First American Treasury Obligations Fund, Class Z	2.324% (3)	$ 2,751,653
	Total Short-Term Investments (cost $2,751,653)		2,751,653
	Total Investments (cost $318,820,050) – 100.1%		347,591,814
	Other Assets Less Liabilities – (0.1)%		(390,322)
	Net Assets – 100%		$ 347,201,492
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.3%
	COMMON STOCKS – 99.3%
	Air Freight & Logistics – 1.4%
1,167,034	Air Transport Services Group Inc, (2)	$ 27,460,310
	Auto Components – 2.3%
599,027	Cooper Tire & Rubber Co	17,886,946
1,443,701	Dana Inc	28,152,170
	Total Auto Components	46,039,116
	Banks – 17.0%
662,875	Banner Corp	35,145,632
641,245	Berkshire Hills Bancorp Inc	19,230,938
991,880	Cathay General Bancorp	36,491,265
1,080,319	First Busey Corp	27,915,443
598,611	Heartland Financial USA Inc.	26,877,634
497,002	IBERIABANK Corp	39,511,659
491,298	Pinnacle Financial Partners Inc.	28,529,675
618,063	Preferred Bank/Los Angeles CA	30,402,519
789,533	Renasant Corp	28,628,467
994,343	Sterling Bancorp/DE	21,298,827
451,866	Western Alliance Bancorp, (2)	21,590,157
388,681	Wintrust Financial Corp	29,617,492
	Total Banks	345,239,708
	Beverages – 1.4%
1,754,211	Primo Water Corp, (2)	27,628,823
	Building Products – 1.8%
937,833	Gibraltar Industries Inc	37,203,835
	Capital Markets – 3.1%
347,452	Evercore Inc.	33,852,248
364,363	Piper Jaffray Cos	29,367,658
	Total Capital Markets	63,219,906
	Chemicals – 1.5%
488,039	Minerals Technologies Inc.	30,634,208
	Commercial Services & Supplies – 3.6%
463,459	Brink's Co/The	37,044,278
920,102	Quad/Graphics Inc	11,234,446

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Commercial Services & Supplies (continued)
744,943	SP Plus Corp, (2)	$ 25,715,432
	Total Commercial Services & Supplies	73,994,156
	Communications Equipment – 4.6%
480,899	NETGEAR Inc, (2)	14,922,296
776,614	Plantronics Inc.	39,980,089
1,460,960	Radware Ltd, (2)	38,116,446
	Total Communications Equipment	93,018,831
	Construction & Engineering – 3.1%
989,737	Aegion Corp, (2)	19,705,664
320,221	EMCOR Group Inc.	26,943,395
843,034	Tutor Perini Corp, (2)	16,835,389
	Total Construction & Engineering	63,484,448
	Diversified Telecommunication Services – 1.0%
2,149,799	Vonage Holdings Corp, (2)	20,896,046
	Electric Utilities – 1.0%
344,310	El Paso Electric Co	21,040,784
	Electronic Equipment, Instruments & Components – 3.7%
437,905	Avnet Inc	21,286,562
302,252	SYNNEX Corp	32,606,946
1,659,067	TTM Technologies Inc, (2)	21,966,047
	Total Electronic Equipment, Instruments & Components	75,859,555
	Energy Equipment & Services – 2.7%
503,903	Apergy Corp, (2)	19,999,910
1,529,856	ProPetro Holding Corp, (2)	33,855,713
	Total Energy Equipment & Services	53,855,623
	Equity Real Estate Investment Trust – 9.6%
1,977,879	Brandywine Realty Trust	30,439,558
1,020,752	Kite Realty Group Trust	16,117,674
1,212,636	Preferred Apartment Communities Inc	18,965,627
1,837,226	RLJ Lodging Trust	33,823,331
1,179,027	STAG Industrial Inc	33,932,397
2,486,476	Summit Hotel Properties Inc	28,867,986
1,137,742	Washington Real Estate Investment Trust	32,129,834
	Total Equity Real Estate Investment Trust	194,276,407
	Food Products – 1.2%
1,863,363	Hostess Brands Inc, (2)	24,969,064
	Gas Utilities – 2.5%
587,562	South Jersey Industries Inc	18,872,492

Shares	Description (1)	Value
	Gas Utilities (continued)
367,785	Spire Inc	$ 30,963,819
	Total Gas Utilities	49,836,311
	Health Care Equipment & Supplies – 0.9%
713,125	Natus Medical Inc, (2)	19,083,225
	Health Care Providers & Services – 0.7%
284,100	AMN Healthcare Services Inc., (2)	14,790,246
	Hotels, Restaurants & Leisure – 0.9%
236,225	Jack in the Box Inc.	18,212,947
	Household Durables – 2.7%
892,712	La-Z-Boy Inc.	29,280,953
903,623	M/I Homes Inc	25,455,060
	Total Household Durables	54,736,013
	Insurance – 3.6%
223,477	AMERISAFE Inc	13,234,308
272,736	Argo Group International Holdings Ltd	21,292,500
1,724,044	CNO Financial Group Inc	28,532,928
270,336	Horace Mann Educators Corp	10,429,563
	Total Insurance	73,489,299
	Interactive Media & Services – 1.2%
1,149,677	Carscom Inc, (2)	23,924,778
	Leisure Products – 0.6%
234,938	Brunswick Corp/DE	12,031,175
	Machinery – 1.7%
2,331,437	Milacron Holdings Corp, (2)	34,062,295
	Media – 1.1%
361,531	Meredith Corp, (3)	21,330,329
	Metals & Mining – 2.8%
1,288,541	Allegheny Technologies Inc	32,110,441
2,750,852	SunCoke Energy Inc	23,684,836
	Total Metals & Mining	55,795,277
	Mortgage Real Estate Investment Trust – 2.5%
1,499,042	Invesco Mortgage Capital Inc	24,464,366
1,482,873	Ladder Capital Corp	25,801,990
	Total Mortgage Real Estate Investment Trust	50,266,356
	Multi-Utilities – 1.5%
412,063	Black Hills Corp	29,981,704

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 2.9%
183,091	Brigham Minerals Inc, (2)	$3,755,196
2,651,367	Callon Petroleum Co, (2)	19,911,766
648,392	Delek US Holdings Inc.	24,029,408
2,979,212	Southwestern Energy Co, (2)	11,767,887
	Total Oil, Gas & Consumable Fuels	59,464,257
	Pharmaceuticals – 0.9%
647,303	Prestige Consumer Healthcare Inc, (2)	19,043,654
	Professional Services – 1.3%
558,291	Korn Ferry	26,250,843
	Semiconductors & Semiconductor Equipment – 1.7%
1,073,680	Cypress Semiconductor Corp	18,445,822
172,049	MKS Instruments Inc	15,658,180
	Total Semiconductors & Semiconductor Equipment	34,104,002
	Software – 1.9%
241,234	Alarmcom Holdings Inc, (2)	17,098,666
2,253,857	TiVo Corp	21,118,640
	Total Software	38,217,306
	Specialty Retail – 1.5%
533,759	Aaron's Inc.	29,725,039
	Textiles, Apparel & Luxury Goods – 1.7%
309,482	Culp Inc	6,350,570
674,619	G-III Apparel Group Ltd, (2)	29,109,810
	Total Textiles, Apparel & Luxury Goods	35,460,380
	Thrifts & Mortgage Finance – 4.4%
935,681	Flagstar Bancorp Inc.	33,450,596
1,401,281	Radian Group Inc	32,818,001
519,649	WSFS Financial Corp	22,438,444
	Total Thrifts & Mortgage Finance	88,707,041
	Water Utilities – 1.3%
511,768	California Water Service Group	25,787,990
	Total Long-Term Investments (cost $1,935,468,736)	2,013,121,287

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.9%
	MONEY MARKET FUNDS – 0.9%
17,720,500	First American Government Obligations Fund, Class X, (4)	2.356% (5)	$ 17,720,500
	Total Investments Purchased with Collateral from Securities Lending (cost $17,720,500)		17,720,500

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MONEY MARKET FUNDS – 0.4%
8,451,301	First American Treasury Obligations Fund, Class Z	2.324% (5)	$ 8,451,301
	Total Short-Term Investments (cost $8,451,301)		8,451,301
	Total Investments (cost $1,961,640,537) – 100.6%		2,039,293,088
	Other Assets Less Liabilities – (0.6)%		(13,034,097)
	Net Assets – 100%		$ 2,026,258,991
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $17,139,500.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $903,805,700, $316,068,397 and $1,935,468,736, respectively)	$1,127,949,067	$344,840,161	$2,013,121,287
Investment purchased with collateral from securities lending, at value (cost approximates value)	314,175	—	17,720,500
Short-term investments, at value (cost approximates value)	6,060,910	2,751,653	8,451,301
Receivable for:
Dividends	1,049,626	130,531	140,501
Due from broker	35	13	1,724
Interest	16,355	5,584	38,099
Investments sold	—	3,481,075	7,178,599
Reclaims	—	275	—
Shares sold	1,359,017	476,332	4,499,985
Other assets	120,514	60,900	110,051
Total assets	1,136,869,699	351,746,524	2,051,262,047
Liabilities
Payable for:
Collateral from securities lending program	314,175	—	17,720,500
Investments purchased	—	3,488,138	—
Shares redeemed	853,942	654,855	4,717,210
Accrued expenses:
Directors fees	85,315	11,304	54,908
Management fees	611,110	226,436	1,141,434
Shareholder servicing agent fees	369,194	101,145	967,110
12b-1 distribution and service fees	77,987	22,710	119,142
Other	98,264	40,444	282,752
Total liabilities	2,409,987	4,545,032	25,003,056
Net assets	$1,134,459,712	$347,201,492	$2,026,258,991

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 223,344,987	$ 59,239,804	$ 260,024,408
Shares outstanding	16,081,471	1,489,536	11,267,318
Net asset value ("NAV") per share	$ 13.89	$ 39.77	$ 23.08
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 14.74	$ 42.20	$ 24.49
Class C Shares
Net assets	$ 26,992,210	$ 8,304,273	$ 58,031,787
Shares outstanding	1,982,906	222,005	2,986,456
NAV and offering price per share	$ 13.61	$ 37.41	$ 19.43
Class R3 Shares
Net assets	$ 26,002,006	$ 9,587,020	$ 43,653,989
Shares outstanding	1,881,489	243,124	1,934,239
NAV and offering price per share	$ 13.82	$ 39.43	$ 22.57
Class R6 Shares
Net assets	$ 182,401,402	$ 11,391,594	$ 118,274,134
Shares outstanding	12,849,337	285,317	4,936,205
NAV and offering price per share	$ 14.20	$ 39.93	$ 23.96
Class I Shares
Net assets	$ 675,719,107	$258,678,801	$1,546,274,673
Shares outstanding	47,978,488	6,486,607	64,724,524
NAV and offering price per share	$ 14.08	$ 39.88	$ 23.89
Fund level net assets consist of:
Capital paid-in	$ 856,556,191	$322,910,381	$2,076,871,749
Total distributable earnings	277,903,521	24,291,111	(50,612,758)
Fund level net assets	$1,134,459,712	$347,201,492	$2,026,258,991
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2019
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividends	$15,251,011	$ 2,875,698	$ 19,132,926
Interest	95,021	55,112	164,363
Securities lending income	341	938	57,990
Foreign tax withheld on dividend income	(30,427)	(1,344)	—
Total investment income	15,315,946	2,930,404	19,355,279
Expenses
Management fees	3,565,255	1,119,605	7,948,385
12b-1 service fees - Class A Shares	281,381	67,402	322,345
12b-1 distibution and service fees - Class C Shares	138,997	36,646	303,463
12b-1 distibution and service fees - Class R3 Shares	64,463	21,235	109,999
Shareholder servicing agent fees	644,693	172,991	2,464,222
Custodian fees	54,810	16,981	105,772
Professional fees	38,273	22,001	61,165
Directors fees	16,418	4,321	31,315
Shareholder reporting expenses	47,928	32,270	229,145
Federal and state registration fees	55,466	51,130	78,500
Other	9,085	1,748	21,208
Total expenses before fee waiver/expense reimbursement	4,916,769	1,546,330	11,675,519
Fee waiver/expense reimbursement	—	(122,211)	(1,279,267)
Net expenses	4,916,769	1,424,119	10,396,252
Net investment income (loss)	10,399,177	1,506,285	8,959,027
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	54,789,708	(5,786,619)	(125,759,458)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,675,669	28,936,652	192,615,224
Net realized and unrealized gain (loss)	57,465,377	23,150,033	66,855,766
Net increase (decrease) in net assets from operations	$67,864,554	$24,656,318	$ 75,814,793
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Dividend Value		Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/19	Year Ended 10/31/18	Six Months Ended 4/30/19	Year Ended 10/31/18	Six Months Ended 4/30/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 10,399,177	$ 21,243,012	$ 1,506,285	$ 1,095,201	$ 8,959,027	$ 15,230,890
Net realized gain (loss) from investments and foreign currency	54,789,708	89,289,516	(5,786,619)	10,169,487	(125,759,458)	69,259,453
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,675,669	(66,520,545)	28,936,652	(20,528,631)	192,615,224	(307,403,692)
Net increase (decrease) in net assets from operations	67,864,554	44,011,983	24,656,318	(9,263,943)	75,814,793	(222,913,349)
Distributions to Shareholders
Dividends
Class A Shares	(19,607,046)	(34,728,444)	(2,090,136)	(2,999,640)	(9,218,364)	(2,578,153)
Class C Shares	(2,446,987)	(4,635,415)	(269,609)	(562,327)	(2,213,805)	(346,671)
Class R3 Shares	(2,237,229)	(4,035,422)	(305,976)	(390,060)	(1,486,197)	(248,991)
Class R6 Shares(1)	(14,520,410)	(23,647,109)	(150,144)	—	(4,532,713)	(610,197)
Class I Shares	(53,266,972)	(73,268,294)	(7,324,416)	(4,709,016)	(59,648,995)	(16,222,943)
Class T Shares(2)	—	(3,267)	—	—	—	(218)
Decrease in net assets from distributions to shareholders	(92,078,644)	(140,317,951)	(10,140,281)	(8,661,043)	(77,100,074)	(20,007,173)
Fund Share Transactions
Proceeds from sale of shares	134,471,168	323,024,720	156,546,125	144,755,470	434,787,145	1,445,452,753
Proceeds from shares issued to shareholders due to reinvestment of distributions	81,113,868	116,630,287	9,082,541	6,501,180	61,854,103	15,787,250
	215,585,036	439,655,007	165,628,666	151,256,650	496,641,248	1,461,240,003
Cost of shares redeemed	(169,544,852)	(322,670,588)	(39,512,596)	(37,204,641)	(811,912,964)	(813,996,405)
Net increase (decrease) in net assets from Fund share transactions	46,040,184	116,984,419	126,116,070	114,052,009	(315,271,716)	647,243,598
Net increase (decrease) in net assets	21,826,094	20,678,451	140,632,107	96,127,023	(316,556,997)	404,323,076
Net assets at the beginning of period	1,112,633,618	1,091,955,167	206,569,385	110,442,362	2,342,815,988	1,938,492,912
Net assets at the end of period	$1,134,459,712	$1,112,633,618	$347,201,492	$206,569,385	$2,026,258,991	$2,342,815,988

(1)	Mid Cap Value’s Class R6 Shares were established on June 20, 2018.
(2)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2019(d)	$14.32	$0.12	$ 0.66	$ 0.78	$(0.16)	$(1.05)	$(1.21)	$13.89
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
Class C (02/99)
2019(d)	14.06	0.07	0.63	0.70	(0.10)	(1.05)	(1.15)	13.61
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
Class R3 (09/01)
2019(d)	14.26	0.10	0.65	0.75	(0.14)	(1.05)	(1.19)	13.82
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
Class R6 (02/13)
2019(d)	14.61	0.15	0.67	0.82	(0.18)	(1.05)	(1.23)	14.20
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
Class I (08/94)
2019(d)	14.51	0.14	0.66	0.80	(0.18)	(1.05)	(1.23)	14.08
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

6.41%	$ 223,345	1.11%*	1.80%*	41%
3.72	264,271	1.08	1.68	68
20.95	269,063	1.08	1.46	56
5.33	259,457	1.14	1.69	67
(0.87)	310,055	1.15	1.72	53
10.78	371,703	1.15	2.19	27

5.94	26,992	1.86*	1.07*	41
2.98	31,111	1.83	0.95	68
20.09	39,825	1.83	0.72	56
4.46	43,097	1.89	0.94	67
(1.59)	53,507	1.90	0.98	53
10.01	65,366	1.90	1.43	27

6.22	26,002	1.36*	1.54*	41
3.53	27,927	1.33	1.44	68
20.64	33,639	1.33	1.21	56
5.01	31,758	1.39	1.49	67
(1.12)	42,618	1.40	1.45	53
10.59	48,476	1.40	1.92	27

6.59	182,401	0.72*	2.16*	41
4.15	172,215	0.72	2.05	68
21.40	188,356	0.73	1.63	56
5.63	50,588	0.79	2.04	67
(0.51)	56,123	0.81	2.03	53
11.23	62,309	0.81	2.52	27

6.48	675,719	0.85*	2.01*	41
4.02	617,086	0.83	1.94	68
21.25	561,047	0.83	1.73	56
5.56	654,967	0.89	1.95	67
(0.64)	930,850	0.90	1.99	53
11.11	1,178,972	0.90	2.42	27
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended April 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2019(e)	$38.91	$ 0.17	$ 2.22	$ 2.39	$(0.09)	$(1.44)	$(1.53)	$39.77
2018	42.32	0.29	(0.46)	(0.17)	(0.26)	(2.98)	(3.24)	38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
Class C (02/99)
2019(e)	36.73	0.03	2.09	2.12	—	(1.44)	(1.44)	37.41
2018	40.17	—*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
Class R3 (09/01)
2019(e)	38.55	0.12	2.20	2.32	—	(1.44)	(1.44)	39.43
2018	41.95	0.18	(0.44)	(0.26)	(0.16)	(2.98)	(3.14)	38.55
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
Class R6 (06/18)
2019(e)	39.10	0.21	2.25	2.46	(0.19)	(1.44)	(1.63)	39.93
2018(f)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2019(e)	39.08	0.22	2.21	2.43	(0.19)	(1.44)	(1.63)	39.88
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.70%	$ 59,240	1.26%***	0.82%***	1.17%***	0.91%***	18%
(0.65)	51,202	1.31	0.55	1.17	0.69	49
24.43	40,319	1.32	0.52	1.17	0.67	43
3.12	34,230	1.39	0.73	1.26	0.86	44
0.89	36,378	1.41	0.20	1.32	0.29	111
14.65	39,858	1.42	0.61	1.34	0.69	127

6.32	8,304	2.01***	0.07***	1.92***	0.16***	18
(1.41)	6,899	2.06	(0.14)	1.92	—**	49
23.52	7,474	2.07	(0.23)	1.92	(0.08)	43
2.32	6,529	2.14	(0.02)	2.01	0.11	44
0.15	7,379	2.16	(0.55)	2.07	(0.46)	111
13.78	8,066	2.17	(0.14)	2.09	(0.06)	127

6.57	9,587	1.51***	0.57***	1.42***	0.66***	18
(0.90)	7,670	1.56	0.30	1.42	0.44	49
24.11	5,284	1.57	0.28	1.42	0.43	43
2.86	5,206	1.64	0.48	1.51	0.61	44
0.65	6,942	1.66	(0.04)	1.57	0.05	111
14.35	8,401	1.67	0.37	1.59	0.46	127

6.91	11,392	0.86***	1.04***	0.78***	1.12***	18
(8.77)	958	0.93***	0.56***	0.79***	0.71***	49

6.84	258,679	1.00***	1.06***	0.92***	1.15***	18
(0.40)	139,841	1.07	0.80	0.92	0.95	49
24.75	57,365	1.07	0.77	0.92	0.92	43
3.38	53,631	1.14	0.98	1.01	1.11	44
1.12	67,834	1.16	0.46	1.07	0.55	111
14.95	75,981	1.17	0.86	1.09	0.94	127

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2019.
(f)	For the period June 20, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to less than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2019(e)	$22.96	$ 0.07	$ 0.83	$ 0.90	$(0.13)	$(0.65)	$(0.78)	$23.08
2018	25.19	0.12	(2.15)	(2.03)	(0.10)	(0.10)	(0.20)	22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
Class C (02/99)
2019(e)	19.39	(0.01)	0.70	0.69	—	(0.65)	(0.65)	19.43
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
Class R3 (09/01)
2019(e)	22.43	0.04	0.82	0.86	(0.07)	(0.65)	(0.72)	22.57
2018	24.61	0.05	(2.09)	(2.04)	(0.04)	(0.10)	(0.14)	22.43
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
Class R6 (06/16)
2019(e)	23.83	0.13	0.85	0.98	(0.20)	(0.65)	(0.85)	23.96
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(f)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2019(e)	23.79	0.11	0.84	0.95	(0.20)	(0.65)	(0.85)	23.89
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.47%	$ 260,024	1.33%**	0.54%**	1.20%**	0.67%**	14%
(8.12)	291,122	1.24	0.43	1.20	0.47	35
23.06	326,495	1.26	0.43	1.22	0.46	29
6.85	167,840	1.34	0.65	1.30	0.68	40
7.95	48,656	1.40	0.32	1.39	0.34	49
9.61	44,739	1.47	0.25	1.43	0.28	55

4.06	58,032	2.08**	(0.19)**	1.95**	(0.06)**	14
(8.80)	70,077	1.99	(0.32)	1.95	(0.28)	35
22.14	71,902	2.01	(0.33)	1.97	(0.29)	29
6.08	26,815	2.09	(0.11)	2.05	(0.08)	40
7.10	4,507	2.15	(0.44)	2.14	(0.42)	49
8.81	3,008	2.21	(0.51)	2.18	(0.48)	55

4.32	43,654	1.57**	0.30**	1.45**	0.42**	14
(8.34)	47,205	1.49	0.17	1.45	0.21	35
22.79	42,975	1.51	0.18	1.47	0.22	29
6.58	26,510	1.59	0.43	1.56	0.46	40
7.62	14,516	1.65	0.07	1.64	0.09	49
9.38	11,530	1.72	0.01	1.68	0.04	55

4.71	118,274	0.83**	1.05**	0.70**	1.17**	14
(7.73)	121,943	0.82	0.82	0.78	0.86	35
23.40	52,508	0.85	0.82	0.81	0.86	29
3.00	19,967	0.89**	0.85**	0.83**	0.91**	40

4.58	1,546,275	1.08**	0.80**	0.95**	0.93**	14
(7.88)	1,812,444	0.99	0.67	0.95	0.71	35
23.40	1,444,587	1.01	0.66	0.97	0.70	29
7.09	369,016	1.09	0.90	1.05	0.93	40
8.22	91,044	1.15	0.58	1.14	0.59	49
9.89	71,521	1.22	0.51	1.18	0.54	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Rounds to less than $(0.01).
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Dividend Value’s investment objective is long-term growth of capital and income while Mid Cap Value’s and Small Cap Value’s is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market

Notes to Financial Statements (Unaudited) (continued)
data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,127,949,067	$ —	$ —	$1,127,949,067
Investments Purchased with Collateral from Securities Lending	314,175	—	—	314,175
Short-Term Investments:
Money Market Funds	6,060,910	—	—	6,060,910
Total	$1,134,324,152	$ —	$ —	$1,134,324,152

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$344,840,161	$ —	$ —	$344,840,161
Short-Term Investments:
Money Market Funds	2,751,653	—	—	2,751,653
Total	$347,591,814	$ —	$ —	$347,591,814

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,013,121,287	$ —	$ —	$2,013,121,287
Investments Purchased with Collateral from Securities Lending	17,720,500	—	—	17,720,500
Short-Term Investments:
Money Market Funds	8,451,301	—	—	8,451,301
Total	$2,039,293,088	$ —	$ —	$2,039,293,088

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned secu-

Notes to Financial Statements (Unaudited) (continued)
rities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Common Stocks	$ 306,294	$ (306,294)	$ –
Small Cap Value	Common Stocks	17,139,500	(17,139,500)	–
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/19		Year Ended 10/31/18
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,070,624	$ 14,037,367	5,789,126	$ 86,271,698
Class A – automatic conversion of Class C Shares	40	503	29,018	427,811
Class C	196,416	2,478,660	253,170	3,702,096
Class R3	62,203	803,102	155,234	2,316,358
Class R6	672,369	8,705,864	794,027	12,158,135
Class I	8,017,910	108,445,672	14,229,038	218,148,622
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,447,117	18,148,068	2,163,746	31,854,985
Class C	182,487	2,239,125	288,294	4,159,311
Class R3	170,532	2,126,660	246,914	3,617,734
Class R6	1,132,751	14,515,471	1,569,413	23,552,126
Class I	3,464,127	44,084,544	3,579,638	53,446,131
	16,416,576	215,585,036	29,097,618	439,655,007
Shares redeemed:
Class A	(4,889,024)	(67,658,721)	(6,701,785)	(100,566,373)
Class C	(609,323)	(7,823,744)	(883,400)	(13,014,741)
Class C – automatic conversion to Class A Shares	(41)	(503)	(29,560)	(427,811)
Class R3	(310,279)	(4,134,238)	(599,099)	(9,023,109)
Class R6	(746,217)	(10,251,781)	(2,395,873)	(36,553,415)
Class I	(6,035,952)	(79,652,082)	(10,671,696)	(163,085,139)
Class T	(1,667)	(23,783)	—	—
	(12,592,503)	(169,544,852)	(21,281,413)	(322,670,588)
Net increase (decrease)	3,824,073	$ 46,040,184	7,816,205	$ 116,984,419

	Six Months Ended 4/30/19		Year Ended 10/31/18
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	373,102	$ 13,896,314	504,154	$ 21,150,656
Class A – automatic conversion of Class C Shares	152	5,812	3,862	162,100
Class C	50,918	1,755,428	131,905	5,251,382
Class R3	63,115	2,304,424	111,702	4,715,378
Class R6	292,417	10,832,495	24,807	1,070,916
Class I	3,431,025	127,751,652	2,648,894	112,405,038
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,804	2,013,596	73,053	2,956,152
Class C	8,113	266,263	14,507	553,571
Class R3	8,859	305,976	9,739	390,060
Class R6	4,274	149,193	—	—
Class I	181,850	6,347,513	64,012	2,601,397
	4,471,629	165,628,666	3,586,635	151,256,650
Shares redeemed:
Class A	(257,318)	(9,631,373)	(217,896)	(9,165,758)
Class C	(24,684)	(873,348)	(140,592)	(5,586,483)
Class C – automatic conversion to Class A Shares	(161)	(5,812)	(4,081)	(162,100)
Class R3	(27,842)	(1,021,011)	(48,404)	(2,017,859)
Class R6	(35,873)	(1,396,351)	(308)	(13,342)
Class I	(704,377)	(26,584,701)	(484,850)	(20,259,099)
	(1,050,255)	(39,512,596)	(896,131)	(37,204,641)
Net increase (decrease)	3,421,374	$126,116,070	2,690,504	$114,052,009

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 4/30/19		Year Ended 10/31/18
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,776,958	$ 38,674,896	5,230,243	$ 134,186,274
Class A – automatic conversion of Class C Shares	13	286	35	911
Class C	192,986	3,542,611	1,117,851	24,391,147
Class R3	198,841	4,222,557	1,165,064	29,195,083
Class R6	1,633,876	37,330,628	4,035,887	108,067,191
Class I	15,616,605	351,016,167	43,274,349	1,149,612,147
Shares issued to shareholders due to reinvestment of distributions:
Class A	369,605	7,401,118	81,794	2,113,652
Class C	119,856	2,024,376	14,332	312,864
Class R3	69,740	1,366,231	8,226	207,560
Class R6	193,478	4,015,160	22,803	610,196
Class I	2,270,710	47,047,218	468,758	12,542,978
	22,442,668	496,641,248	55,419,342	1,461,240,003
Shares redeemed:
Class A	(3,558,223)	(77,921,489)	(5,595,699)	(143,396,780)
Class C	(940,374)	(17,218,219)	(884,376)	(19,196,642)
Class C – automatic conversion to Class A Shares	(15)	(286)	(41)	(911)
Class R3	(439,094)	(9,525,469)	(814,893)	(20,471,841)
Class R6	(2,008,861)	(45,621,979)	(953,783)	(25,396,792)
Class I	(29,350,238)	(661,602,191)	(22,927,932)	(605,533,439)
Class T	(1,036)	(23,331)	—	—
	(36,297,841)	(811,912,964)	(31,176,724)	(813,996,405)
Net increase (decrease)	(13,855,173)	$(315,271,716)	24,242,618	$ 647,243,598
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$441,731,609	$169,735,593	$285,976,052
Sales	470,823,900	50,499,158	663,079,200
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2019.

	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$911,831,776	$319,007,111	$1,965,781,695
Gross unrealized:
Appreciation	$246,209,686	$ 36,346,114	$ 197,524,574
Depreciation	(23,717,310)	(7,761,411)	(124,013,181)
Net unrealized appreciation (depreciation) of investments	$222,492,376	$ 28,584,703	$ 73,511,393
Permanent differences, primarily due to the federal taxes paid, securities litigation settlements and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2018, the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds' last tax year end, were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$ 3,786,653	$1,108,350	$17,888,912
Undistributed net long-term capital gains	78,600,137	9,027,947	51,924,244

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$43,461,880	$1,864,112	$12,080,019
Distributions from net long-term capital gains	96,856,071	6,796,931	7,927,154

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2019, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1971%
Mid Cap Value	0.1945%
Small Cap Value	0.1602%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.92%	July 31, 2020
Small Cap Value	0.99	July 31, 2020
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$42,482	$37,465	$85,224
Paid to financial intermediaries	37,770	33,435	75,742
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$14,119	$16,987	$35,704
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$9,295	$19,115	$63,958
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$2,195	$1,436	$19,201
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	Dividend Value	Small Cap Value
Maximum outstanding balance	$1,828,444	$5,500,000
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Dividend Value	Small Cap Value
Average daily balance outstanding	$1,828,444	$5,400,000
Average annual interest rate	3.50%	3.41%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities. During the current fiscal period, Mid Cap Value did not utilize this facility.

Notes to Financial Statements (Unaudited) (continued)
9.  New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSTK-0419P863550-INV-B-06/20

Mutual Funds
30 April 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes have resurfaced in the headlines more recently, knocking stock market indexes off their recent highs and rallying U.S. Treasury bonds and other safe-haven assets. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and China, Mexico and other trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion reaches the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
June 24, 2019

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
Effective March 19, 2019, James Diedrich, CFA, and Harold Goldstein are no longer portfolio managers of the Nuveen Mid Cap Growth Opportunities Fund and Gregory Ryan, CFA, was added as a portfolio manager.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2019.
Nuveen Mid Cap Growth Opportunities
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Growth Index and performed in line with the Lipper Multi-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $603.1 million and $65.0 billion, which is based on the June 30, 2018 reconstitution of the Russell Midcap® Index. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund’s underperformance versus the Russell benchmark was primarily due to stock selection in the industrials, health care and communication services sectors. The most significant detractor in industrials was XPO Logistics Inc. The company provides a range of logistics services across North America and Europe. During the company’s 2018 fourth quarter, its largest customer, believed to be Amazon (although XPO Logistics won’t confirm), pulled $600 million of its total $900 million of business. This incident was the latest in a string of issues during the reporting period including the loss of key executives, a reduction in guidance and the bankruptcy of a key European customer that resulted in the company missing third-quarter 2018 expectations. We believed XPO Logistics was facing challenging headwinds including replacing the lost business on a profitable basis near term, a soft European market and cycle duration of its LTL business, which represents 40-45% of company profits. Consequently, we exited our position in XPO Logistics.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Also in industrials, the Fund saw weak results from Alaska Air Group Inc., which provides passenger and air cargo transportation services to more than 110 destinations. During the reporting period, the company reported strong results and a favorable outlook. However, in March 2019, Alaska Air had to reduce its outlook for revenue per available seat mile (RASM) to 1% to 2% year over year down from 2.5% to 4.5%, which weighed on the shares. We continue to hold the name because we believe there remains upside to numbers throughout 2019.
Finally, a position in aerospace-focused industrial conglomerate Textron Inc. detracted from performance. The firm’s three main subsidiaries include Arctic Cat, Bell Helicopter and Cessna Aircraft. Business jets and helicopters each account for 25% of revenues, defense systems are 12% of revenues and industrial products are 12% of revenues. The stock declined after the company reported earnings per share (EPS) that were below expectations. Although Textron’s main aviation segment continued to be healthy, the miss came from the smaller industrial segment of its business. Given our concern over the late stage nature of the business jet segment, we exited the position during the reporting period.
Despite the overall detraction from industrials, the Fund had one bright spot in the sector, TransDigm Group Inc. The company is a leading global designer, producer and supplier of highly engineered aircraft components for commercial and military aircraft. TransDigm has executed very well over the past six months as strong end-market demand within Defense and Commercial Original Equipment has driven double-digit topline organic growth. We have maintained the Fund’s position in TransDigm.
The health care sector detracted overall from relative performance during the reporting period with Cigna Corporation and Centene Corp weighing on results. Health insurance behemoth Cigna reported a fourth-quarter 2018 EPS figure that was generally in line with consensus; however, investors focused on guidance, which came in below expectations. The company is typically conservative in its guidance and management indicated that Cigna remains on track to meet its 2021 EPS target. Management also continued to project confidence in the potential growth provided by the Express Scripts deal. We exited our position in Cigna given the uncertainty surrounding “Medicare-for-All” proposals out of Washington D.C.
Centene Corp is the largest managed care organization operating in the Medicaid and specialty services markets. Its Medicaid business provides health insurance sponsored by the state and federal government for qualified lower income individuals. Share weakness was primarily due to Washington D.C. rhetoric, particularly the “Medicare-for-All” proposals, but also renewed efforts by the administration to scuttle the Affordable Care Act and the proposed rebate rule for government insurance programs. Additionally, Centene announced at the end of March 2019 that it was acquiring WellCare Health Plans. This prospective merger is being investigated by the Justice Department adding pressure to Centene. We continued to hold the Fund’s position in Centene, as accretion from the acquisition is mid-single digits in 2020, and combined, the company will have 22 million members across 50 states and more than $95 billion in revenues.
The health care area was also home to one standout during the reporting period, Novocure Limited. The company has developed a unique device, Optune, which uses electrical fields to disrupt cancer cell division in the treatment of solid tumors. The first indication for use is in glioblastoma, where data from clinical trials with two years on Optune therapy in addition to chemotherapy showed an improvement in the five-year survival rate. The company has growing evidence that Optune should work in many other solid tumors and is currently seeking Food and Drug Administration (FDA) approval to treat mesothelioma. Shares outperformed due to fourth-quarter results that showed strong performance in glioblastoma and positive backing by a Medicare reimbursement panel in March 2019 as Novocure seeks approval for covering glioblastoma treatment. Given the run in the stock, we exited the position after it achieved our price target.
In the communication services sector, a position in Take-Two Interactive Software Inc. lagged during the reporting period. The company is a leading video game developer with brands that include Grand Theft Auto, Red Dead Redemption and Max Payne. Shares of Take-Two were weak during the reporting period because of concerns about recurring consumer spend with Grand Theft Auto online and the delayed monetization of Red Dead online. However, we continued to hold the name because we believe a strong release slate for Take-Two has the potential to drive favorable results.
In the consumer discretionary sector, shares of MGM Resorts International were under pressure during the reporting period. The company owns and operates luxury resort and gaming properties on the Las Vegas Strip and in Detroit, Mississippi and Macau. During the reporting period, MGM Resorts reported results ahead of expectations with Las Vegas results leading the way. However, the stock lan-
6

guished after a cautious outlook from management for the first half of 2019 due to concerns surrounding inbound Chinese visitation, cost inflation and leisure customers. We continue to maintain our position in MGM Resorts.
Also, in the energy sector, the Fund’s position in Marathon Oil Corp detracted from performance. Despite solid quarterly results and developments for the company, falling oil prices earlier in the reporting period weighed on energy sector sentiment and resulted in negative performance. Marathon Oil reported quarterly results that were generally in line with consensus, while its fourth-quarter 2018 guidance came in slightly ahead of consensus. The company also maintained its capital budget and is looking to replenish and replace inventory organically; therefore, another increase in production guidance is a positive sign. We continued to hold Marathon Oil in the Fund.
On the positive side of the equation, the Fund’s results were in line with its Lipper peer group, with the primary benefit coming from stock selection in the information technology sector. The Fund’s top performing technology position, First Data Corp, is a global leader in providing electronic commerce and payment solutions for merchants, financial institutions and card issuers. In January 2019, an all-stock acquisition by Fiserv was announced of First Data in a $22 billion deal that equated to an approximately 30% premium to the prior close. The company also reported favorable revenue and EPS results that beat expectations and favorable 2019 earnings growth guidance. We continued to hold our position because we believed the combined entity would benefit from significant accretion and may be a good strategic fit.
We also saw favorable results from Cadence Design Systems Inc., the leading supplier of automation tools for designing semiconductor chips and electronic systems. The company continued to benefit from positive industry tailwinds including increasing silicon content in autos, autonomous driving, Internet-of-Things, artificial intelligence (AI)/machine learning designs, and increasing chip complexity. These drivers resulted in strong 2018 fourth-quarter execution with results exceeding expectations. More importantly, Cadence Design’s outlook for 2019 is favorable with revenue, EPS and free cash flow all coming in above expectations. Therefore, we maintained our position in Cadence Design.
Additionally, the Fund benefited from a new technology holding, Shopify Inc., the leading multi-channel commerce platform that offers small, mid-sized and, increasingly, larger merchants the capabilities to develop and manage their businesses. With its powerful software tools, Shopify helps merchants with the entirety of their daily operations from website management, selling to customers, inventory management, shipping and financing. Although not every customer purchases the entire suite of capabilities, an increasing number of the company’s more than 600,000 merchant customers do. The company has worked with merchants in 175 countries, but during 2019 will be focusing on Germany, France, Japan and Singapore with more purposeful, local-language targeting. We believe this should allow growth to exceed consensus expectations. Investors bid up the stock throughout the reporting period as Shopify continued to report earnings and revenue beats and consistent user growth. We continued to hold Shopify Inc.
The Fund also saw strong results from Lam Research Corp, the designer and manufacturer of advanced wafer fab equipment (WFE) to the largest chip and memory companies in the world. In the near term, we will continue to watch memory pricing and cycle dynamics (DRAM and NAND) and China trade war news flow. Although some degree of caution is warranted given DRAM pricing trends, capital expenditure indications in the second half of 2019 still seem supported by Samsung and other players. Lam Research appears likely to continue to benefit long term as computing needs are rising with AI, autonomous driving, cloud datacenter growth and other new technologies that are supporting new chip designs and continued chip demand. Therefore, we remain invested in Lam Research Corp.
We also saw positive results in technology from Autodesk Inc., a leading provider of computer-aided design (CAD) software for the manufacturing and construction industries. Autodesk is benefiting from strong industry trends, including digitization within construction and manufacturing design, and an internal business transformation to a more recurring revenue model. The company is the leader and gaining additional share in the construction market, which is rapidly moving to complete cloud-based, software-driven project automation. The company’s transformation to a cloud-based subscription model has set Autodesk up to provide 35% annual recurring revenue (ARR) growth in fiscal 2020 and sustainable 20% plus ARR growth going forward along with accelerating margins and free cash flow. The cloud-based approach also prevents piracy in emerging markets such as Brazil, Russia and China, which currently have more than 10 million non-paying users that will now have to pay Autodesk for its leading product, Autocad. We continue to maintain our position in Autodesk.
7

Portfolio Managers’ Comments (continued)
In the financial sector, the Fund benefited from a position in MSCI Inc., a leading provider of equity indices and portfolio management analytics for the investment industry. MSCI has continued its track record of strong execution with upside to numbers over the past two quarters. The company is benefiting from strong growth in its core business from areas such as indexed investing, global investing and environmental, social and governance (ESG) investing. We continue to own MSCI because we believe the company can successfully capitalize on growth in passive alternatives and develop new products that will drive future flows.
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $52.0 million to $6.7 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2018. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
The Fund’s underperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the health care, energy and financials sectors. The most significant detractor in health care was Cambrex Corporation, the producer of generic and branded molecule active pharmaceutical ingredients (API) for other drug companies. During the reporting period, the company announced underwhelming third-quarter 2018 results. We no longer hold our position in Cambrex.
The Fund also saw weak results from Tabula Rasa HealthCare Inc., a provider of medication management solutions for at-risk patient populations. The company announced a debt financing to fund additional technology resources that was not received well by shareholders, which led us to step away from the position given the financing uncertainty.
In the medical device area, the Fund experienced weakness from LivaNova PLC, the maker of devices used in cardiac surgery and neuromodulation. The company received positive feedback from the Food and Drug Administration (FDA) regarding its neuromodulation therapy for treatment-resistant depression. However, shares dropped late in the reporting period in response to management pre-announcing a surprisingly weak calendar 2019 first quarter and withdrawing annual financial guidance. Management cited weakness in LivaNova’s core epilepsy and aortic valve replacement products at the hands of increased competitive pressure, which led us to exit our position in LivaNova.
Also, Natera Inc., a developer of prenatal, transplant health and oncology diagnostics, saw its shares negatively impacted by poor financial results for the third quarter of 2018 that resulted from service complications in noninvasive prenatal testing as well as increased guidance for development spending. The share reaction was amplified by significant insider selling in the previous months and increased competitive pressure on the transplant side. As a result, we sold the Fund’s position in Natera to seek out other opportunities within the group.
Small-cap energy producers were poor performers during the reporting period, most notably during the final months of 2018 as investors grappled with falling oil prices, an inverted Treasury yield curve and heightened concerns about recession. Three independent oil and natural gas exploration and production companies, Centennial Resource Development Inc., Callon Petroleum Co and Matador
8

Resources Co, were no exceptions. Despite the companies achieving their production targets and outlining paths toward cash flow neutrality, their shares were negatively impacted by the broader backdrop. Given their attractive growth and valuation profiles, both Callon Petroleum and Matador Resources remained core energy holdings for the Fund. However, we sold shares of Centennial Resource because of the company’s lack of effective hedges to offset downside commodity pressures.
The financial services sector also detracted from relative performance during the reporting period. The most significant negative impact resulted from our position in Green Dot Corp, a leading national provider of debit cards and a prepaid card network, as well as a developer of Banking-as-a-Service (BaaS) technology. The company reported financial results for the fourth quarter of 2018 that drew investor concerns due to slowing card growth as well as uncertainty surrounding the renewal of a significant contract with national discount retailer Walmart. We believe both issues should be resolved in Green Dot’s favor in 2019; therefore, we continued to hold the stock.
Finally, in the industrial sector, Welbilt Inc., a global provider of commercial food service equipment, saw its shares slump. The company issued a guidance reduction to its fourth quarter driven by mix issues, supply chain problems, cost overruns and continued demand spottiness. We exited Welbilt given the lack of near-term catalysts, the challenging backdrop in the category and a recent CEO transition, which may extend the time needed to regain lost business momentum.
On the positive side of the equation, stock selection was favorable in the consumer discretionary, information technology, industrials and materials sectors. An overweight position in the strongest performing sector during the reporting period, information technology, and an underweight position in the poorly performing health care sector also proved beneficial.
Consumer discretionary was the standout sector for the Fund in terms of stock selection with two holdings providing particularly noteworthy performance during the reporting period. The Fund saw favorable results from a position in Internet retailer Etsy Inc., an operator of a global marketplace for clothing, accessories, home décor, furnishings, jewelry and other items. The company reported exceptional holiday sales driven by market initiatives, traffic growth and repeat buyer growth that drove shares higher. Also during the reporting period, we initiated a position in LGI Homes Inc., a national homebuilder with a strong presence in the southern U.S. that specializes in starter homes. Despite a sluggish start to the spring homebuilders selling season due to weather, LGI’s shares performed well. We maintained positions in both Etsy and LGI Homes during the reporting period.
The information technology sector was also home to several standouts during the reporting period including SendGrid Inc., a leading provider of cloud-based systems to assist companies with mass e-mail delivery. Shares surged ahead based on news that the company would be acquired by Twilio, a leading messaging application programming interface (API) company, in an all-stock deal valued at around $2 billion. Following shareholder approval of the deal, we decided to take profits and exited our position in SendGrid.
Cyber-security company Mimecast Ltd, which is focused on email security, continuity and archiving, saw its shares rise following favorable fourth-quarter 2018 results that handily beat expectations. The company posted revenue growth of 33%, driven by continued traction and market share gains in its enterprise segment. Mimecast also provided initial fiscal-year 2020 guidance of revenue growth of 21% to 25%, which was above expectations. We remain invested in this stock. The Fund also saw favorable results from another a cyber-security company, Rapid7 Inc., which is focused on vulnerability management to help customers identify weaknesses within their networks. The company reported strong fourth-quarter 2018 revenue growth results. More importantly, management forecasted that annual recurring revenue (ARR) should grow an additional 30% in 2019, which was well above expectations. We believe Rapid7’s growth has the potential to exceed guidance due to strong cross-selling benefits. Therefore, we maintained our position in this stock.
Entegris Inc., a manufacturer of semiconductor capital equipment specializing in advanced materials and delivery processes, was a strong performer given the perception that group fundamentals had turned positive. Following a slowdown in chip demand and a resulting inventory correction in late 2018, shares recovered strongly based on a perceived improvement in semiconductor fabrication equipment and hopes for an eventual resolution in the Chinese trade dispute. We continue to hold Entegris because of its secular growth potential as a beneficiary of increasing silicon demand driven by new technologies.
9

Portfolio Managers’ Comments (continued)
The final holding to highlight among technology contributors was Smartsheet, Inc., a new addition to the Fund in 2019. The company is an early leader in the development of work management software that allows customers to better control work flows with minimal coding. During the reporting period, the company reported strong results with billings growth of 63% and revenue growth of 58%. We believe Smartsheet has the potential to continue to exceed expectations because work management software is in the early phase of growth. Therefore, we maintained the Fund’s position in Smartsheet.
Mercury Systems Inc. contributed the most to the industrial sector’s favorable results during the reporting period. The company is a manufacturer of best-of-breed sensor and systems technologies for prime defense contractors that allows customers to upgrade existing technologies without the need for entirely new systems. Shares responded strongly to calendar fourth-quarter 2018 financial results, which included a revenue and earnings beat and an uptick in 2019 guidance, partly as a result of a recent acquisition. As a result of these positive trends, we have maintained our position in this stock.
In the materials sector, the Fund saw strong results from Ingevity Corporation. The company is a leading producer of activated carbon emissions control products for the global automotive markets as well as pine-based industrial chemicals for oil drilling, road paving and other industrial applications, each of which are attractive secular growth opportunities, particularly in China. During the reporting period, shares performed strongly as macro concerns related to China began to dissipate. Also, investors were likely encouraged that sales in the company’s performance materials segment will be sustained by tightening emissions standards in China, the U.S. and Europe, as well as emerging regulations in Brazil, which all drive a dollar content and margin benefit. In addition, the company’s growth and margins appeared to be supported by improvements in the structure of the pine chemicals industry, competitive advantages in both its performance materials and performance chemicals segments. We continued to hold this stock.
10

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
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12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.23%	11.21%	9.58%	14.49%
Class A Shares at maximum Offering Price	7.68%	4.81%	8.29%	13.81%
Russell Midcap® Growth Index	16.55%	17.64%	12.20%	16.56%
Lipper Mid-Cap Growth Funds Classification Average	14.31%	15.14%	11.14%	15.02%
Class C Shares	13.80%	10.34%	8.76%	13.63%
Class R3 Shares	14.07%	10.88%	9.30%	14.20%
Class I Shares	14.37%	11.47%	9.85%	14.78%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	14.44%	11.60%	10.00%	12.20%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.07)%	6.01%	7.65%	15.20%
Class A Shares at maximum Offering Price	(8.65)%	(0.07)%	6.38%	14.52%
Class C Shares	(3.43)%	5.22%	6.84%	14.34%
Class R3 Shares	(3.17)%	5.75%	7.38%	14.92%
Class I Shares	(2.95)%	6.29%	7.92%	15.49%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	(2.87)%	6.43%	8.07%	11.48%
Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
14

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.24%	1.99%	1.49%	0.85%	0.99%
Net Expense Ratios	1.18%	1.93%	1.43%	0.79%	0.93%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
15

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.93%	8.97%	9.33%	15.02%
Class A Shares at maximum Offering Price	0.77%	2.70%	8.05%	14.34%
Russel 2000® Growth Index	8.27%	6.91%	10.22%	15.24%
Lipper Small-Cap Growth Funds Classification Average	10.00%	12.87%	10.78%	15.42%
Class C Shares	6.56%	8.18%	8.52%	14.17%
Class R3 Shares	6.80%	8.71%	9.06%	14.73%
Class I Shares	7.07%	9.23%	9.60%	15.31%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	7.12%	9.32%	16.61%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(9.30)%	6.74%	7.54%	16.44%
Class A Shares at maximum Offering Price	(14.51)%	0.62%	6.27%	15.75%
Class C Shares	(9.66)%	5.93%	6.73%	15.57%
Class R3 Shares	(9.42)%	6.48%	7.27%	16.15%
Class I Shares	(9.19)%	7.02%	7.81%	16.74%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(9.13)%	7.12%	15.80%
Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.39%	2.14%	1.64%	1.04%	1.14%
Net Expense Ratios	1.25%	2.00%	1.50%	0.89%	1.00%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
17

Holding Summaries    as of April 30, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.9%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	14.9%
IT Services	12.5%
Capital Markets	8.6%
Specialty Retail	6.1%
Semiconductors & Semiconductor Equipment	5.4%
Health Care Equipment & Supplies	5.1%
Hotels, Restaurants & Leisure	4.6%
Chemicals	3.8%
Electronic Equipment, Instruments & Components	3.5%
Machinery	2.7%
Biotechnology	2.6%
Life Sciences Tools & Services	2.6%
Multiline Retail	2.4%
Textiles, Apparel & Luxury Goods	2.2%
Entertainment	2.1%
Internet & Direct Marketing Retail	1.9%
Other	18.2%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.9%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Lam Research Corp	3.0%
First Data Corp	2.8%
Autodesk Inc.	2.5%
Dollar General Corp	2.3%
Total System Services Inc	2.2%
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Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	95.2%
Exchange-Traded Funds	2.4%
Investments Purchased with Collateral from Securities Lending	4.6%
Money Market Funds	8.5%
Other Assets Less Liabilities	(10.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	10.8%
Health Care Equipment & Supplies	5.9%
Hotels, Restaurants & Leisure	5.2%
Biotechnology	5.2%
Semiconductors & Semiconductor Equipment	4.7%
Building Products	4.5%
Chemicals	4.0%
Health Care Technology	3.9%
Aerospace & Defense	3.8%
Commercial Services & Supplies	3.7%
Specialty Retail	3.6%
Health Care Providers & Services	3.5%
Banks	3.1%
IT Services	3.0%
Communications Equipment	2.8%
Machinery	2.8%
Leisure Products	2.5%
Diversified Financial Services	2.4%
Oil, Gas & Consumable Fuels	2.1%
Pharmaceuticals	2.0%
Other	18.1%
Investments Purchased with Collateral from Securities Lending	4.6%
Money Market Funds	8.5%
Other Assets Less Liabilities	(10.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Ingevity Corporation	1.8%
Trex Co Inc	1.7%
MasTec Inc	1.7%
CSW Industrials Inc	1.7%
Lumentum Holdings Inc.	1.6%
19

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2019.
The beginning of the period is November 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,142.30	$1,138.00	$1,140.70	$1,144.40	$1,143.70
Expenses Incurred During the Period	$ 6.27	$ 10.23	$ 7.59	$ 4.20	$ 4.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.94	$1,015.22	$1,017.70	$1,020.88	$1,020.18
Expenses Incurred During the Period	$ 5.91	$ 9.64	$ 7.15	$ 3.96	$ 4.66
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.43%, 0.79% and 0.93% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
20

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,069.30	$1,065.60	$1,068.00	$1,071.20	$1,070.70
Expenses Incurred During the Period	$ 6.36	$ 10.19	$ 7.64	$ 4.42	$ 5.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.93	$1,017.41	$1,020.53	$1,019.84
Expenses Incurred During the Period	$ 6.21	$ 9.94	$ 7.45	$ 4.31	$ 5.01
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.86% and 1.00% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
21

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 1.8%
18,258	TransDigm Group Inc., (2)	$ 8,809,850
	Airlines – 1.1%
90,390	Alaska Air Group Inc	5,595,141
	Banks – 1.0%
95,116	East West Bancorp Inc.	4,896,572
	Biotechnology – 2.6%
25,048	Exact Sciences Corp, (2)	2,471,987
28,472	Sage Therapeutics Inc., (2)	4,789,844
46,754	Sarepta Therapeutics Inc, (2)	5,467,413
	Total Biotechnology	12,729,244
	Building Products – 0.7%
47,790	Trex Co Inc, (2)	3,310,413
	Capital Markets – 8.6%
158,507	E*TRADE Financial Corp	8,029,965
51,585	Evercore Inc.	5,025,927
44,173	Moody's Corp	8,685,295
42,656	MSCI Inc	9,613,809
48,412	Nasdaq Inc	4,463,586
64,529	Raymond James Financial Inc.	5,908,921
	Total Capital Markets	41,727,503
	Chemicals – 3.8%
69,742	Celanese Corp	7,524,464
159,637	CF Industries Holdings Inc	7,148,545
34,053	Ingevity Corporation, (2)	3,916,436
	Total Chemicals	18,589,445
	Communications Equipment – 1.0%
79,840	Lumentum Holdings Inc., (2)	4,947,685
	Diversified Consumer Services – 1.1%
48,122	Grand Canyon Education Inc, (2)	5,576,859
	Electrical Equipment – 1.5%
82,859	AMETEK Inc	7,305,678
22

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 3.5%
89,774	Amphenol Corp	$8,937,900
78,799	CDW Corp/DE	8,321,174
	Total Electronic Equipment, Instruments & Components	17,259,074
	Entertainment – 2.1%
69,119	Take-Two Interactive Software Inc., (2)	6,692,793
43,253	World Wrestling Entertainment Inc	3,626,764
	Total Entertainment	10,319,557
	Food Products – 1.0%
64,989	Tyson Foods Inc	4,874,825
	Health Care Equipment & Supplies – 5.1%
46,379	DexCom Inc., (2)	5,615,106
27,710	Edwards Lifesciences Corp, (2)	4,878,900
50,653	Insulet Corp, (2)	4,368,821
18,102	Teleflex Inc.	5,180,430
38,774	Zimmer Biomet Holdings Inc	4,775,406
	Total Health Care Equipment & Supplies	24,818,663
	Health Care Providers & Services – 1.8%
170,084	Centene Corp, (2)	8,769,531
	Hotels, Restaurants & Leisure – 4.6%
369,331	MGM Resorts International	9,835,285
127,174	Norwegian Cruise Line Holdings Ltd, (2)	7,171,342
37,063	Wynn Resorts Ltd	5,353,750
	Total Hotels, Restaurants & Leisure	22,360,377
	Industrial Conglomerates – 1.3%
17,635	Roper Technologies Inc.	6,343,309
	Interactive Media & Services – 1.0%
21,738	IAC/InterActiveCorp	4,887,572
	Internet & Direct Marketing Retail – 1.9%
70,317	Expedia Group Inc	9,129,959
	IT Services – 12.5%
73,459	DXC Technology Co	4,829,195
524,682	First Data Corp, (2)	13,568,276
34,757	FleetCor Technologies Inc, (2)	9,069,839
69,916	GoDaddy Inc, Class A, (2)	5,698,154
51,532	MAXIMUS Inc	3,795,332
44,753	Okta Inc, (2)	4,655,654
21,559	Shopify Inc, (2)	5,250,263
104,399	Total System Services Inc	10,673,754
23

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	IT Services (continued)
22,811	Wixcom Ltd, (2)	$ 3,060,324
	Total IT Services	60,600,791
	Life Sciences Tools & Services – 2.6%
317,748	Accelerate Diagnostics Inc, (2)	6,196,086
46,507	IQVIA Holdings Inc., (2)	6,459,822
	Total Life Sciences Tools & Services	12,655,908
	Machinery – 2.7%
42,441	IDEX Corp	6,648,807
34,684	Parker-Hannifin Corp	6,280,579
	Total Machinery	12,929,386
	Multiline Retail – 2.4%
90,714	Dollar General Corp	11,438,128
	Oil, Gas & Consumable Fuels – 1.1%
328,314	Marathon Oil Corp	5,594,470
	Pharmaceuticals – 1.4%
211,982	Elanco Animal Health Inc, (2)	6,677,433
	Professional Services – 1.4%
120,369	IHS Markit Ltd, (2)	6,892,329
	Road & Rail – 1.0%
39,008	Kansas City Southern	4,803,445
	Semiconductors & Semiconductor Equipment – 5.4%
69,397	Lam Research Corp	14,395,020
280,358	Marvell Technology Group Ltd	7,014,557
29,966	Monolithic Power Systems Inc	4,666,006
	Total Semiconductors & Semiconductor Equipment	26,075,583
	Software – 14.9%
48,959	Atlassian Corp PLC, (2)	5,392,834
67,025	Autodesk Inc., (2)	11,944,525
131,116	Cadence Design Systems Inc., (2)	9,096,828
31,336	Palo Alto Networks Inc, (2)	7,797,337
38,011	Proofpoint Inc, (2)	4,767,340
55,400	PTC Inc., (2)	5,012,038
91,568	RealPage Inc, (2)	5,971,149
34,987	ServiceNow Inc, (2)	9,499,320
58,147	Splunk Inc, (2)	8,026,612
21,314	Trade Desk Inc/The, (2)	4,720,625
	Total Software	72,228,608
24

Shares	Description (1)	Value
	Specialty Retail – 6.1%
28,521	Five Below Inc., (2)	$4,175,189
23,407	O'Reilly Automotive Inc, (2)	8,861,188
72,675	Tractor Supply Co, (3)	7,521,863
25,730	Ulta Beauty Inc., (2)	8,979,255
	Total Specialty Retail	29,537,495
	Textiles, Apparel & Luxury Goods – 2.2%
40,813	Ralph Lauren Corp	5,370,175
53,971	VF Corp	5,095,402
	Total Textiles, Apparel & Luxury Goods	10,465,577
	Total Long-Term Investments (cost $361,796,980)	482,150,410

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%
	MONEY MARKET FUNDS – 0.0%
139,100	First American Government Obligations Fund, Class X, (4)	2.356% (5)	$ 139,100
	Total Investments Purchased with Collateral from Securities Lending (cost $139,100)		139,100

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MONEY MARKET FUNDS – 0.9%
4,306,902	First American Treasury Obligations Fund, Class Z	2.324% (5)	$ 4,306,902
	Total Short-Term Investments (cost $4,306,902)		4,306,902
	Total Investments (cost $366,242,982) – 100.1%		486,596,412
	Other Assets Less Liabilities – (0.1)%		(621,418)
	Net Assets – 100%		$ 485,974,994
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $134,550.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
25

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.6%
	COMMON STOCKS – 95.2%
	Aerospace & Defense – 3.8%
31,054	Axon Enterprise Inc., (2)	$1,971,929
30,469	Mercury Systems Inc., (2)	2,224,846
25,057	Moog Inc	2,346,338
	Total Aerospace & Defense	6,543,113
	Banks – 3.1%
51,437	Cathay General Bancorp	1,892,367
30,635	Pinnacle Financial Partners Inc.	1,778,975
35,823	Preferred Bank/Los Angeles CA	1,762,133
	Total Banks	5,433,475
	Biotechnology – 5.2%
6,070	Argenx SE, (2)	777,385
39,317	Array BioPharma Inc, (2)	888,957
6,187	Ascendis Pharma A/S, (2)	689,108
14,320	Blueprint Medicines Corp, (2)	1,082,735
36,866	CareDx Inc, (2)	1,003,124
48,903	Fate Therapeutics Inc, (2)	821,570
12,386	FibroGen Inc., (2)	578,798
8,711	Intercept Pharmaceuticals Inc., (2)	750,714
57,204	Iovance Biotherapeutics Inc, (2)	652,126
24,765	Repligen Corp, (2)	1,668,666
	Total Biotechnology	8,913,183
	Building Products – 4.5%
47,522	CSW Industrials Inc	2,848,944
49,356	Gibraltar Industries Inc	1,957,953
42,701	Trex Co Inc, (2)	2,957,898
	Total Building Products	7,764,795
	Capital Markets – 1.4%
24,748	Evercore Inc.	2,411,198
	Chemicals – 4.0%
103,525	Ferro Corp	1,849,992
68,397	GCP Applied Technologies Inc, (2)	1,969,150
26,934	Ingevity Corporation, (2)	3,097,679
	Total Chemicals	6,916,821
26

Shares	Description (1)	Value
	Commercial Services & Supplies – 3.7%
65,787	Casella Waste Systems Inc, (2)	$2,455,171
88,384	Interface Inc.	1,417,679
22,734	MSA Safety Inc.	2,498,694
	Total Commercial Services & Supplies	6,371,544
	Communications Equipment – 2.8%
45,762	Lumentum Holdings Inc., (2)	2,835,871
38,771	Plantronics Inc.	1,995,931
	Total Communications Equipment	4,831,802
	Construction & Engineering – 1.7%
57,344	MasTec Inc, (2)	2,904,473
	Consumer Finance – 1.2%
33,168	Green Dot Corp, (2)	2,115,123
	Entertainment – 1.5%
31,085	World Wrestling Entertainment Inc	2,606,477
	Food Products – 1.4%
114,366	Nomad Foods Ltd	2,378,813
	Health Care Equipment & Supplies – 5.9%
75,970	AtriCure Inc., (2)	2,280,619
25,054	Insulet Corp, (2)	2,160,908
26,358	iRhythm Technologies Inc., (2), (3)	2,011,379
35,432	Merit Medical Systems Inc., (2)	1,990,570
53,873	STAAR Surgical Co, (2)	1,749,795
	Total Health Care Equipment & Supplies	10,193,271
	Health Care Providers & Services – 3.5%
13,782	Amedisys Inc, (2)	1,761,615
50,128	AMN Healthcare Services Inc., (2)	2,609,664
15,785	LHC Group Inc, (2)	1,753,871
	Total Health Care Providers & Services	6,125,150
	Health Care Technology – 3.9%
31,084	Omnicell Inc, (2)	2,497,910
32,748	Teladoc Health Inc., (2)	1,862,706
74,050	Vocera Communications Inc., (2)	2,358,493
	Total Health Care Technology	6,719,109
	Hotels, Restaurants & Leisure – 5.2%
55,521	Eldorado Resorts Inc, (2)	2,741,072
26,280	Jack in the Box Inc.	2,026,188
38,272	Papa John's International Inc, (3)	1,957,996
27

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
29,442	Wingstop Inc, (3)	$ 2,216,099
	Total Hotels, Restaurants & Leisure	8,941,355
	Household Durables – 1.6%
43,123	La-Z-Boy Inc.	1,414,434
19,193	LGI Homes Inc., (2), (3)	1,330,267
	Total Household Durables	2,744,701
	Insurance – 1.4%
34,363	Kinsale Capital Group Inc	2,494,754
	Internet & Direct Marketing Retail – 1.6%
41,318	Etsy Inc., (2)	2,790,618
	IT Services – 3.0%
36,374	InterXion Holding NV, (2)	2,516,717
36,308	MAXIMUS Inc	2,674,084
	Total IT Services	5,190,801
	Leisure Products – 2.5%
123,367	Callaway Golf Co	2,166,324
50,453	Malibu Boats Inc, (2)	2,099,854
	Total Leisure Products	4,266,178
	Machinery – 2.8%
59,574	Altra Industrial Motion Corp	2,233,429
63,025	Kennametal Inc	2,565,118
	Total Machinery	4,798,547
	Multiline Retail – 1.4%
26,271	Ollie's Bargain Outlet Holdings Inc, (2)	2,512,558
	Oil, Gas & Consumable Fuels – 2.1%
15,760	Brigham Minerals Inc, (2)	323,238
212,969	Callon Petroleum Co, (2)	1,599,397
86,248	Matador Resources Co, (2)	1,698,223
	Total Oil, Gas & Consumable Fuels	3,620,858
	Pharmaceuticals – 2.0%
86,009	Horizon Pharma Plc, (2)	2,195,810
13,758	MyoKardia Inc., (2)	660,109
7,874	Reata Pharmaceuticals Inc., (2)	617,794
	Total Pharmaceuticals	3,473,713
	Professional Services – 1.3%
49,403	Korn Ferry	2,322,929
	Road & Rail – 1.0%
51,898	Knight-Swift Transportation Holdings Inc, (3)	1,730,798
28

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 4.7%
52,210	Brooks Automation Inc	$1,958,397
61,772	Entegris Inc.	2,524,004
134,616	Lattice Semiconductor Corp, (2)	1,743,277
11,905	Monolithic Power Systems Inc	1,853,728
	Total Semiconductors & Semiconductor Equipment	8,079,406
	Software – 10.8%
142,351	Carbon Black Inc, (2)	1,955,903
22,880	Coupa Software Inc., (2)	2,364,190
35,889	Mimecast Ltd, (2)	1,848,642
23,840	New Relic Inc., (2)	2,508,922
39,840	Rapid7 Inc, (2)	2,164,906
33,826	RealPage Inc, (2)	2,205,793
73,415	SailPoint Technologies Holding Inc, (2)	2,074,708
32,288	Smartsheet Inc, (2)	1,366,751
30,879	Varonis Systems Inc, (2)	2,197,041
591,081	Videopropulsion Inc, (2), (4)	—
	Total Software	18,686,856
	Specialty Retail – 3.6%
32,153	Aaron's Inc.	1,790,601
85,450	American Eagle Outfitters Inc	2,032,001
21,116	Children's Place Inc/The, (3)	2,382,307
	Total Specialty Retail	6,204,909
	Technology Hardware, Storage & Peripherals – 1.3%
94,837	Pure Storage Inc, (2)	2,167,974
	Textiles, Apparel & Luxury Goods – 1.3%
59,834	Steven Madden Ltd	2,174,966
	Total Common Stocks (cost $145,812,067)	164,430,268

Shares	Description (1), (5)	Value
	EXCHANGE-TRADED FUNDS – 2.4%
49,551	SPDR S&P Biotech ETF, (3)	$ 4,221,745
	Total Exchange-Traded Funds (cost $4,062,382)	4,221,745
	Total Long-Term Investments (cost $149,874,449)	168,652,013

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.6%
	MONEY MARKET FUNDS – 4.6%
8,022,531	First American Government Obligations Fund, Class X, (6)	2.356% (7)	$ 8,022,531
	Total Investments Purchased with Collateral from Securities Lending (cost $8,022,531)		8,022,531

29

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 8.5%
	MONEY MARKET FUNDS – 8.5%
14,666,812	First American Treasury Obligations Fund, Class Z	2.324% (7)	$ 14,666,812
	Total Short-Term Investments (cost $14,666,812)		14,666,812
	Total Investments (cost $172,563,792) – 110.7%		191,341,356
	Other Assets Less Liabilities – (10.7)%		(18,539,771)
	Net Assets – 100%		$ 172,801,585
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,773,856.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
30

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $361,796,980 and $149,874,449, respectively)	$482,150,410	$168,652,013
Investment purchased with collateral from securities lending, at value (cost approximates value)	139,100	8,022,531
Short-term investments, at value (cost approximates value)	4,306,902	14,666,812
Receivable for:
Dividends	69,397	4,324
Due from broker	8	3,146
Interest	5,850	14,448
Investments sold	7,245,556	1,270,568
Shares sold	197,684	975,735
Other assets	97,869	38,605
Total assets	494,212,776	193,648,182
Liabilities
Payable for:
Collateral from securities lending program	139,100	8,022,531
Investments purchased	6,871,237	12,621,443
Shares redeemed	537,699	53,165
Accrued expenses:
Directors fees	65,135	805
Management fees	305,296	75,053
12b-1 distribution and service fees	57,411	9,601
Other	261,904	63,999
Total liabilities	8,237,782	20,846,597
Net assets	$485,974,994	$172,801,585

See accompanying notes to financial statements.
31

Statement of Assets and Liabilities (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$199,784,866	$ 36,696,777
Shares outstanding	5,895,454	1,727,919
Net asset value ("NAV") per share	$ 33.89	$ 21.24
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 35.96	$ 22.54
Class C Shares
Net assets	$ 7,258,783	$ 2,007,629
Shares outstanding	323,484	131,506
NAV and offering price per share	$ 22.44	$ 15.27
Class R3 Shares
Net assets	$ 26,383,414	$ 1,287,440
Shares outstanding	857,542	65,224
NAV and offering price per share	$ 30.77	$ 19.74
Class R6 Shares
Net assets	$ 35,207,843	$ 4,333,000
Shares outstanding	813,427	167,098
NAV and offering price per share	$ 43.28	$ 25.93
Class I Shares
Net assets	$217,340,088	$128,476,739
Shares outstanding	5,086,159	4,975,586
NAV and offering price per share	$ 42.73	$ 25.82
Fund level net assets consist of:
Capital paid-in	$351,782,550	$154,483,353
Total distributable earnings	134,192,444	18,318,232
Fund level net assets	$485,974,994	$172,801,585
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
32

Statement of Operations
Six Months Ended April 30, 2019
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividends	$ 1,729,979	$ 207,342
Interest	23,868	28,424
Securities lending income	2,567	20,228
Total investment income	1,756,414	255,994
Expenses
Management fees	1,991,295	436,551
12b-1 service fees - Class A Shares	233,967	43,645
12b-1 distibution and service fees - Class C Shares	35,648	9,852
12b-1 distibution and service fees - Class R3 Shares	61,663	3,032
Shareholder servicing agent fees	365,421	72,011
Custodian fees	27,504	8,145
Professional fees	19,065	9,102
Directors fees	7,876	1,522
Shareholder reporting expenses	22,444	13,273
Federal and state registration fees	45,939	43,148
Other	30,404	11,842
Total expenses before fee waiver/expense reimbursement	2,841,226	652,123
Fee waiver/expense reimbursement	(183,451)	(89,142)
Net expenses	2,657,775	562,981
Net investment income (loss)	(901,361)	(306,987)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	20,510,430	5,670
Change in net unrealized appreciation (depreciation) of investments	38,779,888	8,048,170
Net realized and unrealized gain (loss)	59,290,318	8,053,840
Net increase (decrease) in net assets from operations	$58,388,957	$7,746,853
See accompanying notes to financial statements.
33

Statement of Changes in Net Assets
(Unaudited)
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/19	Year Ended 10/31/18	Six Months Ended 4/30/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ (901,361)	$ (2,749,990)	$ (306,987)	$ (612,442)
Net realized gain (loss) from investments	20,510,430	105,271,433	5,670	15,615,021
Change in net unrealized appreciation (depreciation) of investments	38,779,888	(71,584,251)	8,048,170	(7,650,523)
Net increase (decrease) in net assets from operations	58,388,957	30,937,192	7,746,853	7,352,056
Distributions to Shareholders
Dividends
Class A Shares	(33,688,439)	(42,671,318)	(5,069,833)	(4,209,121)
Class C Shares	(1,845,779)	(3,566,386)	(375,076)	(324,846)
Class R3 Shares	(4,617,500)	(6,636,934)	(170,130)	(201,526)
Class R6 Shares	(7,948,730)	(10,590,712)	(1,183,722)	(2,000,545)
Class I Shares	(42,429,099)	(63,162,628)	(6,735,700)	(4,579,909)
Decrease in net assets from distributions to shareholders	(90,529,547)	(126,627,978)	(13,534,461)	(11,315,947)
Fund Share Transactions
Proceeds from sale of shares	28,440,628	74,478,107	84,784,635	31,341,482
Proceeds from shares issued to shareholders due to reinvestment of distributions	82,717,140	118,019,725	10,691,877	9,469,803
	111,157,768	192,497,832	95,476,512	40,811,285
Cost of shares redeemed	(211,266,257)	(279,032,792)	(27,354,133)	(27,769,950)
Net increase (decrease) in net assets from Fund share transactions	(100,108,489)	(86,534,960)	68,122,379	13,041,335
Net increase (decrease) in net assets	(132,249,079)	(182,225,746)	62,334,771	9,077,444
Net assets at the beginning of period	618,224,073	800,449,819	110,466,814	101,389,370
Net assets at the end of period	$ 485,974,994	$ 618,224,073	$172,801,585	$110,466,814
See accompanying notes to financial statements.
34

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35

Financial Highlights
(Unaudited)
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2019(e)	$36.79	$(0.08)	$ 3.67	$ 3.59	$ —	$(6.49)	$(6.49)	$33.89
2018	43.45	(0.20)	1.16	0.96	—	(7.62)	(7.62)	36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
Class C (09/01)
2019(e)	26.85	(0.13)	2.21	2.08	—	(6.49)	(6.49)	22.44
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
Class R3 (12/00)
2019(e)	34.10	(0.11)	3.27	3.16	—	(6.49)	(6.49)	30.77
2018	40.90	(0.28)	1.10	0.82	—	(7.62)	(7.62)	34.10
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
Class R6 (02/13)
2019(e)	44.94	(0.02)	4.85	4.83	—	(6.49)	(6.49)	43.28
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
Class I (12/89)
2019(e)	44.49	(0.05)	4.78	4.73	—	(6.49)	(6.49)	42.73
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.23%	$199,785	1.25%*	(0.56)%*	1.18%*	(0.49)%*	45%
2.35	196,212	1.23	(0.56)	1.17	(0.51)	106
25.89	250,908	1.23	(0.48)	1.17	(0.43)	136
(3.78)	280,681	1.29	(0.35)	1.27	(0.33)	89
3.68	365,394	1.30	(0.72)	1.30	(0.72)	118
12.89	371,601	1.30	(0.81)	1.30	(0.81)	106

13.80	7,259	2.00*	(1.31)*	1.93*	(1.24)*	45
1.60	7,936	1.98	(1.30)	1.92	(1.25)	106
24.95	16,278	1.98	(1.23)	1.92	(1.18)	136
(4.50)	16,956	2.04	(1.10)	2.02	(1.08)	89
2.91	22,284	2.05	(1.47)	2.05	(1.47)	118
12.01	24,304	2.05	(1.56)	2.05	(1.56)	106

14.07	26,383	1.50*	(0.82)*	1.43*	(0.74)*	45
2.09	26,098	1.48	(0.81)	1.42	(0.76)	106
25.60	35,402	1.48	(0.72)	1.42	(0.66)	136
(4.04)	55,093	1.54	(0.59)	1.52	(0.57)	89
3.43	54,866	1.55	(0.98)	1.55	(0.98)	118
12.59	64,262	1.55	(1.10)	1.55	(1.10)	106

14.44	35,208	0.85*	(0.14)*	0.79*	(0.08)*	45
2.75	56,250	0.84	(0.17)	0.78	(0.11)	106
26.41	72,703	0.84	(0.09)	0.78	(0.03)	136
(3.41)	50,677	0.89	0.12	0.86	0.14	89
4.09	31,167	0.92	(0.33)	0.92	(0.33)	118
13.31	16,192	0.92	(0.44)	0.92	(0.44)	106

14.37	217,340	1.00*	(0.31)*	0.93*	(0.23)*	45
2.61	331,728	0.98	(0.31)	0.92	(0.26)	106
26.20	425,158	0.98	(0.23)	0.92	(0.18)	136
(3.54)	491,747	1.04	(0.10)	1.02	(0.08)	89
3.95	730,560	1.05	(0.47)	1.05	(0.47)	118
13.15	814,636	1.05	(0.56)	1.05	(0.56)	106
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2019.
*	Annualized.
See accompanying notes to financial statements.
37

Financial Highlights (Unaudited) (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2019(e)	$23.54	$(0.08)	$1.06	$ 0.98	$ —	$(3.28)	$(3.28)	$21.24
2018	24.78	(0.17)	1.94	1.77	—	(3.01)	(3.01)	23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
Class C (09/01)
2019(e)	18.01	(0.11)	0.65	0.54	—	(3.28)	(3.28)	15.27
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
Class R3 (12/00)
2019(e)	22.16	(0.10)	0.96	0.86	—	(3.28)	(3.28)	19.74
2018	23.56	(0.22)	1.83	1.61	—	(3.01)	(3.01)	22.16
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
Class R6 (06/16)
2019(e)	27.88	(0.03)	1.36	1.33	—	(3.28)	(3.28)	25.93
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(f)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2019(e)	27.79	(0.06)	1.37	1.31	—	(3.28)	(3.28)	25.82
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.93%	$ 36,697	1.42%*	(0.92)%*	1.24%*	(0.74)%*	52%
7.89	36,452	1.38	(0.86)	1.24	(0.72)	139
25.07	34,934	1.41	(0.80)	1.30	(0.69)	95
1.90	31,255	1.48	(0.58)	1.42	(0.52)	106
0.72	33,922	1.50	(1.00)	1.47	(0.97)	128
9.07	38,990	1.57	(1.19)	1.47	(1.09)	125

6.56	2,008	2.17*	(1.66)*	1.99*	(1.48)*	52
7.05	2,141	2.13	(1.60)	1.99	(1.46)	139
24.21	2,181	2.16	(1.55)	2.05	(1.44)	95
1.10	1,971	2.23	(1.32)	2.18	(1.27)	106
(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128
8.26	2,250	2.32	(1.94)	2.22	(1.84)	125

6.80	1,287	1.67*	(1.20)*	1.49*	(1.03)*	52
7.60	1,206	1.63	(1.11)	1.49	(0.97)	139
24.77	1,608	1.66	(1.05)	1.55	(0.94)	95
1.62	1,631	1.73	(0.83)	1.67	(0.78)	106
0.50	1,439	1.75	(1.26)	1.72	(1.23)	128
8.77	2,077	1.82	(1.44)	1.72	(1.34)	125

7.12	4,333	1.03*	(0.37)*	0.86*	(0.20)*	52
8.24	14,475	1.03	(0.50)	0.88	(0.35)	139
25.56	19,108	1.04	(0.43)	0.93	(0.32)	95
6.15	19,524	1.02*	(0.29)*	0.96*	(0.23)*	106

7.07	128,477	1.17*	(0.69)*	1.00*	(0.52)*	52
8.14	56,194	1.13	(0.60)	0.99	(0.46)	139
25.41	43,557	1.16	(0.56)	1.05	(0.44)	95
2.10	34,468	1.24	(0.32)	1.19	(0.26)	106
1.00	62,403	1.25	(0.75)	1.22	(0.71)	128
9.34	62,887	1.32	(0.94)	1.22	(0.84)	125

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
39

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2019 , and the period covered by these Notes to Financial Statements is the six months ended April 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Mid Cap Growth Opportunities' investment objective is capital appreciation. Small Cap Growth Opportunities' investment objective is growth of capital.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
40

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
41

Notes to Financial Statements (Unaudited) (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$482,150,410	$ —	$ —	$482,150,410
Investments Purchased with Collateral from Securities Lending	139,100	—	—	139,100
Short-Term Investments:
Money Market Funds	4,306,902	—	—	4,306,902
Total	$486,596,412	$ —	$ —	$486,596,412

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$164,430,268	$ —	$ —**	$164,430,268
Exchange-Traded Funds	4,221,745	—	—	4,221,745
Investments Purchased with Collateral from Securities Lending	8,022,531	—	—	8,022,531
Short-Term Investments:
Money Market Funds	14,666,812	—	—	14,666,812
Total	$191,341,356	$ —	$ —	$191,341,356

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
42

3.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund's securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities	Common Stocks	$ 134,550	$ (134,550)	$ —
Small Cap Growth Opportunities
	Common Stocks	$4,235,330	$(4,235,330)	$ —
	Exchange-Traded Funds	3,538,526	(3,538,526)	—
Total		$7,773,856	$(7,773,856)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the
43

Notes to Financial Statements (Unaudited) (continued)
custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/19		Year Ended 10/31/18
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	233,575	$ 7,107,217	532,312	$ 20,896,061
Class A – automatic conversion of Class C Shares	—	—	5,815	227,664
Class C	36,643	716,883	39,840	1,128,803
Class R3	106,418	2,935,753	152,474	5,555,412
Class R6	55,902	2,270,191	139,147	6,652,732
Class I	392,512	15,410,584	841,306	40,017,435
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,226,272	33,170,652	1,152,716	42,051,063
Class C	99,901	1,794,220	127,561	3,418,634
Class R3	184,336	4,530,984	192,865	6,534,257
Class R6	230,398	7,948,731	238,476	10,590,712
Class I	1,034,992	35,272,553	1,259,374	55,425,059
	3,600,949	111,157,768	4,681,886	192,497,832
Shares redeemed:
Class A	(897,329)	(27,741,524)	(2,133,046)	(84,523,328)
Class C	(108,625)	(2,196,791)	(343,445)	(9,877,658)
Class C – automatic conversion to Class A Shares	—	—	(7,948)	(227,664)
Class R3	(198,657)	(5,963,433)	(445,516)	(16,156,519)
Class R6	(724,421)	(25,719,639)	(545,088)	(25,796,215)
Class I	(3,798,048)	(149,644,870)	(3,004,604)	(142,451,408)
	(5,727,080)	(211,266,257)	(6,479,647)	(279,032,792)
Net increase (decrease)	(2,126,131)	$(100,108,489)	(1,797,761)	$ (86,534,960)

	Six Months Ended 4/30/19		Year Ended 10/31/18
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	65,401	$ 1,322,967	137,003	$ 3,379,320
Class A – automatic conversion of Class C Shares	—	—	35	897
Class C	14,740	219,689	43,035	814,308
Class R3	57,061	987,282	38,662	861,790
Class R6	365	9,285	5,382	169,074
Class I	3,254,739	82,245,412	894,685	26,116,093
Shares issued to shareholders due to reinvestment of distributions:
Class A	278,640	4,940,279	183,808	4,069,501
Class C	29,198	373,153	18,965	323,348
Class R3	10,176	167,910	9,604	200,538
Class R6	54,751	1,183,722	76,532	2,000,545
Class I	186,946	4,026,813	110,271	2,875,871
	3,952,017	95,476,512	1,517,982	40,811,285
Shares redeemed:
Class A	(164,852)	(3,227,613)	(181,677)	(4,419,661)
Class C	(31,300)	(476,797)	(53,326)	(1,002,662)
Class C – automatic conversion to Class A Shares	—	—	(46)	(897)
Class R3	(56,423)	(1,034,637)	(62,133)	(1,375,752)
Class R6	(407,205)	(10,884,935)	(228,134)	(6,741,215)
Class I	(488,040)	(11,730,151)	(502,646)	(14,229,763)
	(1,147,820)	(27,354,133)	(1,027,962)	(27,769,950)
Net increase (decrease)	2,804,197	$ 68,122,379	490,020	$ 13,041,335
44

5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$233,058,681	$108,862,025
Sales	423,251,661	57,509,053
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2019.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$371,940,977	$172,720,300
Gross unrealized:
Appreciation	$122,716,570	$ 21,882,008
Depreciation	(8,061,135)	(3,260,952)
Net unrealized appreciation (depreciation) of investments	$114,655,435	$ 18,621,056
Permanent differences, primarily due to net operating losses, tax equalization and federal taxes paid resulted in reclassifications among the Funds' components of net assets as of October 31, 2018, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds' last tax year end, were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$14,130,332	$ 2,670,904
Undistributed net long-term capital gains	76,396,571	10,862,035

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ 24,962,249	$5,294,904
Distributions from net long-term capital gains	101,665,729	6,021,043

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
45

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Mid Cap Growth Opportunities	0.2000%
Small Cap Growth Opportunities	0.1883%
46

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2020
Small Cap Growth Opportunities	0.99%	July 31, 2020
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$17,288	$16,042
Paid to financial intermediaries	15,218	14,193
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$2,243	$2,043
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$1,531	$1,120
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$25	$659
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws,
47

Notes to Financial Statements (Unaudited) (continued)
and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Mid Cap Growth Opportunities utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period(s) was $4,682,644 and 3.51%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $10,300,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
During the current fiscal period, Small Cap Growth Opportunities did not utilize this facility.
9.  New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.
48

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
49

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
50

Notes
51

Nuveen:
Serving Investors for Generations
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Mutual Funds
30 April 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes have resurfaced in the headlines more recently, knocking stock market indexes off their recent highs and rallying U.S. Treasury bonds and other safe-haven assets. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and China, Mexico and other trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion reaches the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
June 24, 2019

4

Portfolio Managers’
Comments
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Throughout the reporting period, Gregory Ryan, CFA, was the portfolio manager for the Nuveen Small Cap Select Fund. He joined the portfolio management team for the Fund in 2013. Effective March 19, 2019, Mark Traster was no longer a portfolio manager of the Nuveen Small Cap Select Fund and Jon Loth, CFA, was added as a portfolio manager.
On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2019.
Nuveen Large Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the S&P 500® and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from an approximately 6% increase in its information technology weighting. We also increased the Fund’s communication services allocation by about 3% to end the reporting period at a slight overweight. The Fund’s largest overweights versus the S&P 500® benchmark remained in the information technology and financial sectors. Conversely, we decreased the Fund’s allocations in energy by almost 5% and industrials by about 6% and ended the reporting period with underweights in each sector. The Fund’s most significant underweight versus the benchmark continued to be its consumer staples allocation.
The Fund’s underperformance versus the S&P 500® benchmark and Lipper peers was primarily the result of stock selection issues in the health care, industrial and energy sectors. Health care was the Fund’s main source of weakness during the reporting period. For example, Cigna Corp reported a fourth-quarter 2018 earnings per share (EPS) figure that was generally in line with consensus; how-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
ever, investors focused on guidance, which came in below expectations. The company is typically conservative in its guidance and management indicated that Cigna remains on track to meet its 2021 EPS target. Management also continued to project confidence in the potential growth provided by the Express Scripts deal. Therefore, we maintained our position in Cigna in the portfolio.
Also in health care, shares of both health insurance company Humana Inc. and retail pharmacy and pharmacy benefit manager (PBM) company CVS Health Corporation traded lower despite both firms posting solid fourth-quarter earnings reports. The primary issues for Humana revolved around headlines from Washington D.C. regarding proposed rebates for Medicare Part D, as well as rhetoric around the proposed “Medicare for All” plan. However, given the lack of fundamental weakness, we continued to hold Humana in the Fund. In terms of CVS Health, investors focused on the firm’s 2019 guidance, which came in well below analysts’ estimates. Management indicated that earnings from the retail segment are expected to be down double digits. Following the release, the stock was down and while the valuation has become more attractive, growth visibility and confidence in management has fallen. Given a lack of near-term catalysts for the stock, we exited the Fund’s position in CVS Health.
Another detractor in health care was Allergan PLC, a specialty pharmaceutical company that develops and distributes generic, branded and over-the-counter products for eye care, the central nervous system, aesthetics and gastrointestinal therapeutics. Although the firm reported a fourth-quarter 2018 earnings beat, its conservative guidance and results from Phase 3 trials of the antidepressant Rapastinel disappointed investors. However, Allergan continues to possess a solid organic revenue base and management appears to be taking a more conservative approach to guidance. As such, we continued to hold the position in the Fund.
Mylan NV, another generic and specialty pharmaceutical, was also a drag on the Fund’s performance. The company reported a fourth-quarter 2018 earnings miss, but investors were most disappointed by 2019 guidance. Although top-line guidance came in as expected, gross margin guidance was lower than expected and guidance for selling, general and administrative (SG&A) expenses moved above estimates. Given the uncertainty around additional revenue contribution from new launches, SG&A guidance and management’s strategic review, while we continue to hold Mylan, we have reduced our exposure to seek out better opportunities.
The most significant detractor in industrials was XPO Logistics Inc. The company provides a range of logistics services across North America and Europe including an asset-light logistics business and a transportation business that provides freight brokerage, less-than-truckload (LTL), last mile delivery and European transport. During the company’s fourth quarter 2018, its largest customer, believed to be Amazon although XPO Logistics won’t confirm, pulled $600 million of its total $900 million of business. This incident was the latest in a string of issues over six months including the loss of key executives, a reduction in guidance and the bankruptcy of a key European customer that resulted in the company missing third-quarter 2018 expectations. We believed XPO Logistics was facing challenging headwinds including replacing the lost business on a profitable basis near term, a soft European market and cycle duration of its LTL business, which represents 40-45% of company profits. Consequently, we exited our position.
In energy, a position in refiner Marathon Petroleum Corp weighed on relative performance. Generally speaking, falling oil prices weighed on energy sector sentiment and resulted in negative performance for the name earlier in the reporting period. Marathon Petroleum also reported quarterly results that were basically in line with consensus, but most of the attention was on its investor day where management gave additional detail and guidance regarding expected synergies around the Andeavor acquisition. The deal, which made Marathon Petroleum the largest North American refiner with strong geographic diversification, combines three solid business lines across refining, midstream and retail gas stations. We continue to hold Marathon Petroleum in the Fund’s portfolio.
On the positive side of the equation, the Fund’s results benefited from stock selection and an overweight position in the information technology sector. An underweight position in consumer staples also proved helpful.
The technology sector featured a number of standout performers during the reporting period led by a position in semiconductor firm QUALCOMM Inc. We initiated a position in late February 2019 after poor sentiment presented an attractive buying opportunity and the stock subsequently rallied. While QUALCOMM’s licensing business remains a risk, the company is well positioned to benefit from the 5G upgrade and we continue to hold our position in QUALCOMM.
6

We also saw strong results from a position in First Data Corp, a global leader in providing electronic commerce and payment solutions for merchants, financial institutions and card issuers. In January 2019, an all-stock acquisition by Fiserv was announced of First Data in a $22 billion deal that equated to an approximately 30% premium to the prior close. The company also reported favorable revenue and EPS results that beat expectations and favorable 2019 earnings growth guidance. We continued to hold our position because we believed the combined entity would benefit from significant accretion and will be a good strategic fit.
Another top performer in the sector was ServiceNow Inc., an enterprise information technology management software company. Although fourth-quarter 2018 revenue missed slightly, the company’s solid earnings and strong billings growth were positives from the report. In addition, ServiceNow guided fiscal 2019 subscription revenues and billings growth ahead of expectations. We continued to like and own this stock in our portfolio.
The Fund also benefited from a position in Autodesk Inc., a leading provider of computer-aided design (CAD) software for the manufacturing and construction industries. Autodesk is benefiting from strong industry trends, including digitization within construction and manufacturing design, and an internal business transformation to a more recurring revenue model. The company is the leader and gaining additional share in the construction market, which is rapidly moving to complete cloud-based, software-driven project automation. The company’s transformation to a cloud-based subscription model has set Autodesk up to provide 35% annual recurring revenue (ARR) growth in fiscal 2020 and sustainable 20% plus ARR growth going forward along with accelerating margins and free cash flow. The cloud-based approach also prevents piracy in emerging markets such as Brazil, Russia and China, which currently have more than 10 million non-paying users that will now have to pay Autodesk for its leading product, Autocad. We continue to maintain our position in Autodesk.
The Fund also saw strong results from Lam Research Corp, the designer and manufacturer of advanced wafer fab equipment (WFE) to the largest chip and memory companies in the world. In the near term, we will continue to watch memory pricing and cycle dynamics (DRAM and NAND) and China trade war news flow. Although some degree of caution is warranted given DRAM pricing trends, capital expenditure indications in the second half of 2019 still seem supported by Samsung and other players. Lam Research appears likely to continue to benefit long term as computing needs are rising with AI, autonomous driving, cloud datacenter growth and other new technologies that are supporting new chip designs and continued chip demand. Therefore, we remain invested in Lam Research Corp.
Also, Broadcom Inc. reported strong quarterly results reflecting a beat on the top line, gross margin, EPS and free cash flow. Free cash flow margin expanded in fiscal year 2018 and there is additional room for it to grow. Although not unexpected, Broadcom also announced a hefty dividend increase of 50% and is one of the highest yielding stocks in the semiconductor sector. The combination of strong results, expected accretion and preliminary comments around the CA Technologies acquisition, strong cash generation and increased return to shareholders led to the company’s positive stock movement during the reporting period. We continued to hold Broadcom in the Fund.
Payment technology company Mastercard Inc. also benefited the Fund’s results. In the midst of a modestly weaker macroeconomic environment, investors were encouraged by the company’s solid quarterly results and encouraging guidance. Importantly, management’s new 2019 and three-year guidance included low-teens revenue growth and high-teens EPS growth, which were not only better than feared, but also highlighted recent share gains and the sustainability of the company’s current growth profile. Mastercard’s competitive advantage also remains strong and defensible amid new technologies such as mobile payments, while we also see additional opportunities in new payment segments such as business-to-business (B2B) and business-to-consumer (B2C). We continued to hold Mastercard in the Fund.
Although consumer discretionary detracted overall from results, our position in Wynn Resorts Ltd was a top contributor during the reporting period. After the company saw negative earnings revisions following its fourth-quarter report, the first quarter exceeded expectations and commentary from management was much more positive. Wynn Palace saw strong year-over-year growth and posted a slight revenue beat. The company has a number of projects on the horizon such as the Encore Boston Harbor ramp up and a convention center and golf course on the Las Vegas Strip. Overall, the company has opportunities to see free cash flow increase in 2019, expanded profitability and continued share gains in Macau. For these and other reasons, we continued to hold Wynn Resorts in the portfolio.
7

Portfolio Managers’ Comments (continued)
On the other hand, we saw weak results in the discretionary sector from Newell Brands Inc., a worldwide marketer of consumer and commercial products including more than 200 brands such as Rubbermaid, Graco, Papermate, Sunbeam and Coleman. The company reported a low quality earnings beat aided by a lower tax rate as revenues missed and organic sales were below consensus. All three of Newell’s segments showed signs of weakness, but the company noted better-than-expected pricing and results from some of its new merchandising initiatives. Revenue guidance for 2019 was also disappointing and based on negative low single-digit organic growth. In addition, EPS guidance came in below expectations. Given what may be overly conservative guidance from management and the company’s ability to implement cost take-outs, we continued to hold Newell Brands in the Fund’s portfolio.
Nuveen Small Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $52.0 million to $6.7 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 30, 2018. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund’s outperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the energy, materials and communication services sectors. In energy, we saw strong results from our position in ProPetro Holding Corp. This leading oil well completion services company with operations exclusively in the Permian basin continued to outperform its peer group via its customer service centric business model, which in turn translated into above-average equipment utilization and, consequently, margin profile. The company was able to weather a substantial drop in oil prices in late 2018, which subsequently recovered by more than 30% through April 2019 due to tightening global supply and a slowdown in U.S. output. We trimmed our position in ProPetro during the reporting period, but were pleased with the company’s strategic acquisition of one of its customer’s vertically-integrated well completion assets in exchange for a long-term agreement. The company’s balance sheet following the transaction remained solid, allowing for additional market share gains. Consequently, we remained invested in this company.
In the materials sector, the Fund saw strong results from Ingevity Corporation. The company is a leading producer of activated carbon emissions control products for the global automotive markets as well as pine-based industrial chemicals for oil drilling, road paving and other industrial applications, each of which are attractive secular growth opportunities, particularly in China. However, with its headline exposure to both the automobile industry and China, coupled with a structurally high valuation given the company’s above-average growth potential, Ingevity’s stock can be impacted by macro headlines at times. During the reporting period, shares performed strongly as macro concerns related to China began to dissipate. Also, investors were likely encouraged that sales in the company’s performance materials segment will be sustained by tightening emissions standards in China, the U.S. and Europe, as well as emerging regulations in Brazil, which all drive a dollar content and margin benefit. In addition, the company’s growth and margins appeared to be supported by improvements in the structure of the pine chemicals industry, competitive advantages in both its performance materials and performance chemicals segments. We continued to hold this stock.
In the communication services sector, the Fund saw favorable results from a position in New York Times Company, a media organization that engages in distributing news through print and digital subscriptions. The company represents a digital transformation play as it moves away from print and toward an on-line subscription model. New York Times now generates more than 25% of its revenue
8

from digital subscriptions with 4.5 million subscribers and a goal to achieve 10 million subscribers by 2025. The company has posted strong results with the conversion to digital taking hold. We continue to like and own the name because we believe the digital conversion will continue and move toward 50% of the company’s revenue over the next several years.
Finally, the information technology sector was home to several standouts during the reporting period. Entegris Inc., a manufacturer of semiconductor capital equipment specializing in advanced materials and delivery processes, was a strong performer given the perception that group fundamentals had turned positive. Following a slowdown in chip demand and a resulting inventory correction in late 2018, shares recovered strongly based on a perceived improvement in semiconductor fabrication equipment and hopes for an eventual resolution in the Chinese trade dispute. We continue to like and hold Entegris because of its secular growth potential as a beneficiary of increasing silicon demand driven by new technologies.
Cyber-security company Mimecast Ltd, which is focused on email security, continuity and archiving, saw its shares rise following favorable fourth-quarter 2018 results that handily beat expectations. The company posted revenue growth of 33%, driven by continued traction and market share gains in its enterprise segment. Mimecast also provided initial fiscal-year 2020 guidance of revenue growth of 21% to 25%, which was above expectations. We remain invested in this stock. The Fund also saw favorable results from another a cyber-security company, Rapid7 Inc., which is focused on vulnerability management to help customers identify weaknesses within their networks. The company reported strong fourth-quarter 2018 results. More importantly, management forecasted that ARR should grow an additional 30% in 2019, which was well above expectations. We believe Rapid7’s growth has the potential to exceed guidance due to strong cross-selling benefits. Therefore, we maintained our position in this stock.
Another technology standout for the Fund was SendGrid Inc., a leading provider of cloud-based systems to assist companies with mass e-mail delivery. Shares surged ahead based on news that the company would be acquired by Twilio, a leading messaging application programming interface (API) company, in an all-stock deal valued at around $2 billion. We exited the position in early 2019.
In the financial sector, the Fund benefited from a position in Evercore Inc., a leading investment banking advisory company. The company reported fourth-quarter 2018 results that were very strong on both the top and bottom line, exceeding consensus expectations by a wide margin. As testimony to Evercore’s strong reputation, the company advised on some high-profile deals during the reporting period in both health care and financial services. These deals continue to translate into a strengthening pipeline. We continue to like Evercore because the company still trades at a discount to its peer group and to historic absolute valuation metrics.
On the negative side of the equation, stock selection detracted in the health care and consumer discretionary sectors. In health care, several of the Fund’s holdings experienced company-specific issues that compounded the sector’s underperformance during the reporting period. We saw poor results from Tivity Health Inc., a provider of fitness and health improvement programs primarily focused on the elderly within the Medicare Advantage program. In December 2018, Tivity Health announced it would enter the diet and nutrition segment with a $1.3 billion acquisition of Nutrisystem Inc. While we continue to hold this position we have reduced our exposure.
The Fund also saw weak results from Cambrex Corp, the producer of generic and branded molecule active pharmaceutical ingredients (API) for other drug companies. During the reporting period, the company announced underwhelming third-quarter 2018 results. However, we continued to hold our position in Cambrex because we expect to see stabilization in its largest product volumes. We also believe the company has a strong product pipeline and will benefit from a number of potential synergies from its recent acquisitions.
In the medical device area, the Fund experienced weakness from LivaNova PLC, the maker of devices used in cardiac surgery and neuromodulation. The company received positive feedback from the Food and Drug Administration (FDA) regarding its neuromodulation therapy for treatment-resistant depression. However, shares dropped late in the reporting period in response to management pre-announcing a surprisingly weak calendar 2019 first quarter and withdrawing annual financial guidance. Management cited weakness in LivaNova’s core epilepsy and aortic valve replacement products at the hands of increased competitive pressure, which led us to exit our position in LivaNova.
9

Portfolio Managers’ Comments (continued)
Also, Natera Inc., a developer of prenatal, transplant health and oncology diagnostics, saw its shares negatively impacted by poor financial results for the third quarter of 2018 that resulted from service complications in noninvasive prenatal testing as well as increased guidance for development spending. The share reaction was amplified by significant insider selling in the previous months and increased competitive pressure on the transplant side. As a result, we sold the Fund’s position in Natera to seek out other opportunities within the group.
While health care detracted overall, the Fund saw strength from its position in Horizon Pharma Plc, a biopharmaceutical company focused on rare rheumatic diseases. The company benefited from continued growth in its largest product to treat chronic gout called KRYSTEXXA. We expect the combination of KRYSTEXXA sales and the company’s strong product pipeline will continue to drive solid revenue growth for Horizon Pharma. Therefore, we remained investors in this stock.
In the consumer discretionary sector, the most significant detractor was Children’s Place Inc., the largest pure-play children’s specialty apparel retailer that operates more than 1,000 stores across North America. The company has reported disappointing results as liquidation from peers like Gymboree caused deep discounting across the industry. The discounting caused gross margins to fall dramatically and earnings per share results to be well below expectations. We believe the liquidation events, while painful in the short term, are a long-term positive as capacity exiting the industry positions Children’s Place to take market share moving forward. Therefore, we have maintained our position. Also in discretionary, the Fund saw weak results from Big Lots Inc., the operator of more than 1,400 discount retail stores across the United States. Big Lots has been undergoing a long-term transformation as the company remodels stores into the “store of the future,” which has led to a nice lift in comparable store sales as the stores are remodeled. Unfortunately, as the transformation has been unfolding, Big Lots has been facing rising wage and freight costs which, coupled with costs to remodel the stores, have caused deleveraging in the business model. Given that we believe these expenses will remain at elevated levels going forward, we exited our position early in 2019.
Small-cap energy producers were poor performers during the reporting period, most notably during the final months of 2018 as investors grappled with falling oil prices, an inverted Treasury yield curve and heightened concerns over recession. Callon Petroleum Co, an independent oil and natural gas exploration and production company, was no exception. Despite the company achieving its production targets and outlining a path toward cash flow neutrality this year, Callon’s shares were negatively impacted by the broader backdrop. However, given its attractive growth and valuation profile, the company remains a core energy holding for the Fund.
Finally, in the industrial sector, Welbilt Inc., a global provider of commercial food service equipment, saw its shares slump. The company issued a guidance reduction to its fourth quarter driven by mix issues, supply chain problems, cost overruns and continued demand spottiness. We exited Welbilt given the lack of near-term catalysts, the challenging backdrop in the category and a recent CEO transition, which may extend the time needed to regain lost business momentum.
10

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
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12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.26%	7.63%	11.43%	14.61%
Class A Shares at maximum Offering Price	2.04%	1.45%	10.12%	13.94%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%
Lipper Large-Cap Core Funds Classification Average	9.34%	11.62%	10.09%	13.91%
Class C Shares	7.88%	6.88%	10.60%	13.75%
Class I Shares	8.40%	7.92%	11.71%	14.90%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(8.07)%	3.02%	9.81%	14.90%
Class A Shares at maximum Offering Price	(13.35)%	(2.90)%	8.51%	14.23%
Class C Shares	(8.39)%	2.30%	8.98%	14.05%
Class I Shares	(7.94)%	3.29%	10.08%	15.20%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.16%	1.91%	0.91%
Net Expense Ratios	1.14%	1.89%	0.89%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. The expense limitations may be terminated or modified prior to that date only with the approval of the Board.
14

Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of April 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.54%	4.73%	8.70%	13.04%
Class A Shares at maximum Offering Price	0.46%	(1.25)%	7.42%	12.38%
Russell 2000® Index	6.06%	4.61%	8.63%	14.10%
Lipper Small-Cap Core Funds Classification Average	5.83%	3.41%	7.07%	13.27%
Class C Shares	6.09%	4.01%	7.89%	12.20%
Class R3 Shares	6.49%	4.61%	8.46%	12.78%
Class I Shares	6.72%	5.04%	8.98%	13.33%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	6.71%	5.20%	6.10%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(9.01)%	1.99%	7.14%	14.15%
Class A Shares at maximum Offering Price	(14.21)%	(3.92)%	5.88%	13.47%
Class C Shares	(9.39)%	1.28%	6.34%	13.30%
Class R3 Shares	(9.03)%	1.82%	6.89%	13.89%
Class I Shares	(8.93)%	2.30%	7.39%	14.44%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(8.69)%	2.49%	2.53%
Since inception returns for Class R6 Shares are from 2/28/18. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
15

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Select Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.43%	2.18%	1.68%	1.03%	1.18%
Net Expense Ratios	1.24%	1.99%	1.49%	0.85%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations may be terminated or modified prior to that date only with the approval of the Board.
16

Holding Summaries    as of April 30, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	100.8%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	13.5%
Semiconductors & Semiconductor Equipment	7.7%
IT Services	7.6%
Banks	6.9%
Capital Markets	6.8%
Interactive Media & Services	5.6%
Health Care Providers & Services	5.5%
Hotels, Restaurants & Leisure	4.1%
Pharmaceuticals	3.8%
Internet & Direct Marketing Retail	3.6%
Chemicals	3.5%
Communications Equipment	3.2%
Oil, Gas & Consumable Fuels	3.1%
Machinery	3.0%
Equity Real Estate Investment Trust	2.9%
Media	2.6%
Other	17.4%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	5.3%
Alphabet Inc., Class A	4.1%
Citigroup Inc.	3.5%
Mastercard Inc, Class A	3.3%
QUALCOMM Inc	3.2%
17

Holding Summaries    as of April 30, 2019 (continued)
Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	97.0%
Exchange-Traded Funds	1.0%
Investments Purchased with Collateral from Securities Lending	3.4%
Money Market Funds	1.1%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.5%
Software	7.3%
Equity Real Estate Investment Trust	6.2%
Hotels, Restaurants & Leisure	4.7%
Commercial Services & Supplies	4.0%
Communications Equipment	3.8%
Specialty Retail	3.6%
Biotechnology	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Health Care Providers & Services	3.3%
Building Products	3.1%
Oil, Gas & Consumable Fuels	2.9%
Machinery	2.8%
Chemicals	2.7%
IT Services	2.7%
Insurance	2.4%
Pharmaceuticals	2.3%
Household Durables	2.2%
Thrifts & Mortgage Finance	2.2%
Health Care Equipment & Supplies	2.1%
Food Products	1.6%
Multi-Utilities	1.6%
Investments Purchased with Collateral from Securities Lending	3.4%
Other	19.1%
Money Market Funds	1.1%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Ingevity Corporation	1.7%
CSW Industrials Inc	1.6%
Casella Waste Systems Inc	1.6%
Nomad Foods Ltd	1.6%
Black Hills Corp	1.6%
18

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2019.
The beginning of the period is November 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,082.60	$1,078.80	$1,084.00
Expenses Incurred During the Period	$ 5.94	$ 9.79	$ 4.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 4.51
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, and 0.90% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
19

Expense Examples    (continued)
Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,065.40	$1,060.90	$1,064.90	$1,067.10	$1,067.20
Expenses Incurred During the Period	$ 6.35	$ 10.17	$ 7.63	$ 4.36	$ 5.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.93	$1,017.41	$1,020.58	$1,019.89
Expenses Incurred During the Period	$ 6.21	$ 9.94	$ 7.45	$ 4.26	$ 4.96
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.85% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
20

Nuveen Large Cap Select Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.8%
	COMMON STOCKS – 100.8%
	Aerospace & Defense – 1.2%
4,977	Harris Corp	$ 838,624
	Airlines – 1.6%
11,971	United Continental Holdings Inc, (2)	1,063,743
	Banks – 6.9%
51,032	Bank of America Corp	1,560,558
33,911	Citigroup Inc.	2,397,508
15,497	East West Bancorp Inc.	797,786
	Total Banks	4,755,852
	Biotechnology – 2.3%
10,580	Gilead Sciences Inc.	688,123
5,198	Vertex Pharmaceuticals Inc., (2)	878,358
	Total Biotechnology	1,566,481
	Capital Markets – 6.8%
33,347	E*TRADE Financial Corp	1,689,359
39,633	Morgan Stanley	1,912,292
11,655	Raymond James Financial Inc.	1,067,249
	Total Capital Markets	4,668,900
	Chemicals – 3.5%
24,339	CF Industries Holdings Inc	1,089,900
7,281	Linde PLC	1,312,473
	Total Chemicals	2,402,373
	Communications Equipment – 3.2%
25,846	Cisco Systems Inc	1,446,084
5,156	Motorola Solutions Inc	747,156
	Total Communications Equipment	2,193,240
	Consumer Finance – 2.0%
14,397	Capital One Financial Corp	1,336,473
	Diversified Telecommunication Services – 2.4%
53,372	AT&T Inc	1,652,397
	Electric Utilities – 1.9%
26,167	Exelon Corp	1,333,209
21

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 2.9%
5,272	American Tower Corp	$1,029,621
2,088	Equinix Inc	949,414
	Total Equity Real Estate Investment Trust	1,979,035
	Food Products – 1.3%
11,528	Tyson Foods Inc	864,715
	Health Care Providers & Services – 5.5%
12,671	Cigna Corp	2,012,662
6,805	Humana Inc.	1,738,065
	Total Health Care Providers & Services	3,750,727
	Hotels, Restaurants & Leisure – 4.1%
48,272	MGM Resorts International	1,285,483
11,413	Norwegian Cruise Line Holdings Ltd, (2)	643,579
6,057	Wynn Resorts Ltd	874,934
	Total Hotels, Restaurants & Leisure	2,803,996
	Household Durables – 1.4%
67,833	Newell Brands Inc.	975,438
	Insurance – 1.7%
10,997	Prudential Financial Inc	1,162,493
	Interactive Media & Services – 5.6%
2,325	Alphabet Inc., Class A, (2)	2,787,582
21,591	Tencent Holdings Ltd	1,063,141
	Total Interactive Media & Services	3,850,723
	Internet & Direct Marketing Retail – 3.6%
5,775	Alibaba Group Holding Ltd, Sponsored ADR, (2)	1,071,667
708	Amazoncom Inc, (2)	1,363,976
	Total Internet & Direct Marketing Retail	2,435,643
	IT Services – 7.6%
15,656	DXC Technology Co	1,029,225
74,833	First Data Corp, (2)	1,935,181
8,882	Mastercard Inc, Class A	2,258,160
	Total IT Services	5,222,566
	Machinery – 3.0%
9,298	Caterpillar Inc.	1,296,327
4,080	Parker-Hannifin Corp	738,807
	Total Machinery	2,035,134
	Media – 2.6%
41,273	Comcast Corp	1,796,614
22

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 3.1%
11,973	Marathon Petroleum Corp	$728,796
10,593	Occidental Petroleum Corp	623,716
4,608	Pioneer Natural Resources Co	767,048
	Total Oil, Gas & Consumable Fuels	2,119,560
	Pharmaceuticals – 3.8%
8,443	Allergan PLC	1,241,121
21,897	Elanco Animal Health Inc, (2)	689,756
25,465	Mylan NV, (2)	687,300
	Total Pharmaceuticals	2,618,177
	Road & Rail – 1.6%
13,388	CSX Corp	1,066,086
	Semiconductors & Semiconductor Equipment – 7.7%
3,973	Broadcom Inc	1,265,003
4,994	Lam Research Corp	1,035,906
7,747	Microchip Technology Inc.	773,848
25,170	QUALCOMM Inc	2,167,892
	Total Semiconductors & Semiconductor Equipment	5,242,649
	Software – 13.5%
4,698	Adobe Inc., (2)	1,358,896
7,389	Autodesk Inc., (2)	1,316,794
3,727	Intuit Inc.	935,701
28,060	Microsoft Corp	3,664,636
6,595	salesforcecom Inc., (2)	1,090,483
3,305	ServiceNow Inc, (2)	897,341
	Total Software	9,263,851
	Total Long-Term Investments (cost $62,231,047)	68,998,699
	Other Assets Less Liabilities – (0.8)%	(518,596)
	Net Assets – 100%	$ 68,480,103
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
23

Nuveen Small Cap Select Fund
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.0%
	COMMON STOCKS – 97.0%
	Aerospace & Defense – 1.4%
16,000	Moog Inc	$ 1,498,240
	Auto Components – 1.0%
37,237	Cooper Tire & Rubber Co	1,111,897
	Banks – 10.5%
22,930	Banner Corp	1,215,749
36,188	Cathay General Bancorp	1,331,356
20,700	IBERIABANK Corp	1,645,650
18,300	Pinnacle Financial Partners Inc.	1,062,681
25,800	Preferred Bank/Los Angeles CA	1,269,102
35,300	Renasant Corp	1,279,978
52,700	Sterling Bancorp/DE	1,128,834
23,900	Western Alliance Bancorp, (2)	1,141,942
14,300	Wintrust Financial Corp	1,089,660
	Total Banks	11,164,952
	Biotechnology – 3.5%
23,300	Array BioPharma Inc, (2)	526,813
3,100	Blueprint Medicines Corp, (2)	234,391
23,600	Emergent BioSolutions Inc, (2)	1,219,648
27,200	Fate Therapeutics Inc, (2)	456,960
4,700	FibroGen Inc., (2)	219,631
2,200	Intercept Pharmaceuticals Inc., (2)	189,596
9,000	Repligen Corp, (2)	606,420
3,900	Ultragenyx Pharmaceutical Inc., (2)	257,400
	Total Biotechnology	3,710,859
	Building Products – 3.1%
28,900	CSW Industrials Inc	1,732,555
39,900	Gibraltar Industries Inc	1,582,833
	Total Building Products	3,315,388
	Capital Markets – 1.6%
17,000	Evercore Inc.	1,656,310
	Chemicals – 2.7%
64,767	Ferro Corp	1,157,386
24

Shares	Description (1)	Value
	Chemicals (continued)
15,357	Ingevity Corporation, (2)	$ 1,766,209
	Total Chemicals	2,923,595
	Commercial Services & Supplies – 4.0%
46,170	Casella Waste Systems Inc, (2)	1,723,064
83,500	Interface Inc.	1,339,340
11,316	MSA Safety Inc.	1,243,742
	Total Commercial Services & Supplies	4,306,146
	Communications Equipment – 3.8%
18,370	Lumentum Holdings Inc., (2)	1,138,389
39,365	NETGEAR Inc, (2)	1,221,496
32,735	Plantronics Inc.	1,685,198
	Total Communications Equipment	4,045,083
	Construction & Engineering – 1.6%
33,254	MasTec Inc, (2)	1,684,315
	Electronic Equipment, Instruments & Components – 0.8%
15,203	Belden Inc.	844,527
	Energy Equipment & Services – 1.1%
54,084	ProPetro Holding Corp, (2)	1,196,879
	Equity Real Estate Investment Trust – 6.2%
84,400	Brandywine Realty Trust	1,298,916
56,031	CareTrust REIT Inc	1,358,752
59,400	Industrial Logistics Properties Trust	1,179,090
48,700	STAG Industrial Inc	1,401,586
119,989	Summit Hotel Properties Inc	1,393,072
	Total Equity Real Estate Investment Trust	6,631,416
	Food Products – 1.6%
81,900	Nomad Foods Ltd, (2)	1,703,520
	Gas Utilities – 1.6%
20,061	Southwest Gas Holdings Inc.	1,668,875
	Health Care Equipment & Supplies – 2.1%
41,910	AtriCure Inc., (2)	1,258,138
11,500	Insulet Corp, (2)	991,875
	Total Health Care Equipment & Supplies	2,250,013
	Health Care Providers & Services – 3.3%
23,700	AMN Healthcare Services Inc., (2)	1,233,822
9,379	LHC Group Inc, (2)	1,042,101
55,922	Tivity Health Inc., (2)	1,209,033
	Total Health Care Providers & Services	3,484,956
25

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 4.7%
21,594	Dave & Buster's Entertainment Inc., (2)	$1,227,403
15,559	Jack in the Box Inc.	1,199,599
24,700	Papa John's International Inc, (3)	1,263,652
58,039	Penn National Gaming Inc, (2)	1,257,705
	Total Hotels, Restaurants & Leisure	4,948,359
	Household Durables – 2.2%
38,715	La-Z-Boy Inc.	1,269,852
21,335	Meritage Homes Corp, (2)	1,091,285
	Total Household Durables	2,361,137
	Insurance – 2.4%
95,200	CNO Financial Group Inc	1,575,560
14,141	Kinsale Capital Group Inc	1,026,637
	Total Insurance	2,602,197
	IT Services – 2.7%
19,500	InterXion Holding NV, (2)	1,349,205
20,354	MAXIMUS Inc	1,499,072
	Total IT Services	2,848,277
	Leisure Products – 1.2%
75,330	Callaway Golf Co	1,322,795
	Life Sciences Tools & Services – 1.5%
36,000	Cambrex Corp, (2)	1,548,720
	Machinery – 2.8%
40,500	Altra Industrial Motion Corp	1,518,345
36,953	Kennametal Inc	1,503,987
	Total Machinery	3,022,332
	Media – 1.0%
33,475	New York Times Co/The	1,109,696
	Mortgage Real Estate Investment Trust – 1.1%
162,000	MFA Financial Inc	1,216,620
	Multi-Utilities – 1.6%
23,179	Black Hills Corp	1,686,504
	Oil, Gas & Consumable Fuels – 2.9%
20,770	Brigham Minerals Inc, (2)	425,993
147,000	Callon Petroleum Co, (2)	1,103,970
41,200	Delek US Holdings Inc.	1,526,872
	Total Oil, Gas & Consumable Fuels	3,056,835
26

Shares	Description (1)	Value
	Paper & Forest Products – 0.8%
16,781	Domtar Corp	$ 820,591
	Pharmaceuticals – 2.3%
63,500	Horizon Pharma Plc, (2)	1,621,155
27,193	Prestige Consumer Healthcare Inc, (2)	800,018
	Total Pharmaceuticals	2,421,173
	Professional Services – 1.5%
33,800	Korn Ferry	1,589,276
	Road & Rail – 1.0%
31,692	Knight-Swift Transportation Holdings Inc	1,056,928
	Semiconductors & Semiconductor Equipment – 3.4%
37,415	Entegris Inc.	1,528,777
111,828	Lattice Semiconductor Corp, (2)	1,448,173
4,374	Monolithic Power Systems Inc	681,075
	Total Semiconductors & Semiconductor Equipment	3,658,025
	Software – 7.3%
8,577	Coupa Software Inc., (2)	886,261
11,497	Mimecast Ltd, (2)	592,210
12,455	New Relic Inc., (2)	1,310,764
27,162	Rapid7 Inc, (2)	1,475,983
18,665	RealPage Inc, (2)	1,217,145
38,376	SailPoint Technologies Holding Inc, (2)	1,084,506
16,484	Varonis Systems Inc, (2)	1,172,837
	Total Software	7,739,706
	Specialty Retail – 3.6%
25,066	Aaron's Inc.	1,395,926
51,613	American Eagle Outfitters Inc	1,227,357
11,125	Children's Place Inc/The, (3)	1,255,122
	Total Specialty Retail	3,878,405
	Textiles, Apparel & Luxury Goods – 0.9%
26,008	Steven Madden Ltd	945,391
	Thrifts & Mortgage Finance – 2.2%
81,041	Bridgewater Bancshares Inc, (2)	866,328
61,400	Radian Group Inc	1,437,988
	Total Thrifts & Mortgage Finance	2,304,316
	Total Common Stocks (cost $89,509,066)	103,334,254

27

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2019
(Unaudited)
Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 1.0%
12,100	SPDR S&P Biotech ETF, (3)	$ 1,030,920
	Total Exchange-Traded Funds (cost $960,275)	1,030,920
	Total Long-Term Investments (cost $90,469,341)	104,365,174

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.4%
	MONEY MARKET FUNDS – 3.4%
3,615,795	First American Government Obligations Fund, Class X, (5)	2.356% (6)	$ 3,615,795
	Total Investments Purchased with Collateral from Securities Lending (cost $3,615,795)		3,615,795

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.1%
	MONEY MARKET FUNDS – 1.1%
1,189,346	First American Treasury Obligations Fund, Class Z	2.324% (6)	$ 1,189,346
	Total Short-Term Investments (cost $1,189,346)		1,189,346
	Total Investments (cost $95,274,482) – 102.5%		109,170,315
	Other Assets Less Liabilities – (2.5)%		(2,689,986)
	Net Assets – 100%		$ 106,480,329
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,512,818.
(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
28

Statement of Assets and Liabilities
April 30, 2019
(Unaudited)
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $62,231,047 and $90,469,341, respectively)	$68,998,699	$104,365,174
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	3,615,795
Short-term investments, at value (cost approximates value)	—	1,189,346
Receivable for:
Dividends	48,084	28,024
Due from broker	5	2,249
Interest	440	1,905
Investments sold	3,424,105	2,659,272
Shares sold	36,531	151,569
Other assets	22,944	49,825
Total assets	72,530,808	112,063,159
Liabilities
Cash overdraft	1,196,523	—
Payable for:
Collateral from securities lending program	—	3,615,795
Investments purchased	2,161,522	1,672,984
Shares redeemed	611,414	125,029
Accrued expenses:
Directors fees	550	17,777
Management fees	38,773	47,747
12b-1 distribution and service fees	7,067	15,631
Other	34,856	87,867
Total liabilities	4,050,705	5,582,830
Net assets	$68,480,103	$106,480,329

See accompanying notes to financial statements.
29

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Class A Shares
Net assets	$25,756,261	$ 60,341,000
Shares outstanding	858,784	7,851,178
Net asset value ("NAV") per share	$ 29.99	$ 7.69
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 31.82	$ 8.16
Class C Shares
Net assets	$ 2,322,951	$ 1,274,880
Shares outstanding	83,783	303,937
NAV and offering price per share	$ 27.73	$ 4.19
Class R3 Shares
Net assets	$ —	$ 6,170,489
Shares outstanding	—	917,052
NAV and offering price per share	$ —	$ 6.73
Class R6 Shares
Net assets	$ —	$ 6,358,136
Shares outstanding	—	608,618
NAV and offering price per share	$ —	$ 10.45
Class I Shares
Net assets	$40,400,891	$ 32,335,824
Shares outstanding	1,337,031	3,102,699
NAV and offering price per share	$ 30.22	$ 10.42
Fund level net assets consist of:
Capital paid-in	$63,753,902	$ 95,465,185
Total distributable earnings	4,726,201	11,015,144
Fund level net assets	$68,480,103	$106,480,329
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
30

Statement of Operations
Six Months Ended April 30, 2019
(Unaudited)
	Large Cap Select	Small Cap Select
Investment Income
Dividends	$ 590,631	$ 485,307
Interest	3,250	15,480
Securities lending income	1,654	53,054
Total investment income	595,535	553,841
Expenses
Management fees	243,245	439,889
12b-1 service fees - Class A Shares	29,554	72,267
12b-1 distibution and service fees - Class C Shares	10,951	6,323
12b-1 distibution and service fees - Class R3 Shares	—	12,898
Shareholder servicing agent fees	23,388	84,651
Custodian fees	5,830	9,723
Professional fees	8,439	9,271
Trustees fees	1,059	1,590
Shareholder reporting expenses	11,112	4,716
Federal and state registration fees	30,471	41,422
Other	10,426	10,046
Total expenses before fee waiver/expense reimbursement	374,475	692,796
Fee waiver/expense reimbursement	(22,401)	(93,493)
Net expenses	352,074	599,303
Net investment income (loss)	243,461	(45,462)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,177,115)	(2,167,614)
Change in net unrealized appreciation (depreciation) of investments	7,131,009	8,514,398
Net realized and unrealized gain (loss)	4,953,894	6,346,784
Net increase (decrease) in net assets from operations	$ 5,197,355	$ 6,301,322
See accompanying notes to financial statements.
31

Statement of Changes in Net Assets
(Unaudited)
	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/19	Year Ended 10/31/18	Six Months Ended 4/30/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 243,461	$ 393,830	$ (45,462)	$ 17,169
Net realized gain (loss) from investments	(2,177,115)	2,534,718	(2,167,614)	23,382,920
Change in net unrealized appreciation (depreciation) of investments	7,131,009	468,841	8,514,398	(17,991,909)
Net increase (decrease) in net assets from operations	5,197,355	3,397,389	6,301,322	5,408,180
Distributions to Shareholders
Dividends
Class A Shares	(894,092)	(77,536)	(11,801,893)	(7,904,269)
Class C Shares	(80,595)	—	(422,601)	(820,325)
Class R3 Shares	—	—	(1,142,174)	(706,127)
Class R6 Shares	—	—	(1,031,249)	—
Class I Shares	(1,910,496)	(329,524)	(5,461,767)	(4,631,487)
Decrease in net assets from distributions to shareholders	(2,885,183)	(407,060)	(19,859,684)	(14,062,208)
Fund Share Transactions
Proceeds from sale of shares	7,216,939	29,873,879	9,109,807	24,737,441
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,490,169	323,123	19,068,666	13,429,298
	9,707,108	30,197,002	28,178,473	38,166,739
Cost of shares redeemed	(17,282,841)	(21,209,894)	(19,721,494)	(44,779,473)
Net increase (decrease) in net assets from Fund share transactions	(7,575,733)	8,987,108	8,456,979	(6,612,734)
Net increase (decrease) in net assets	(5,263,561)	11,977,437	(5,101,383)	(15,266,762)
Net assets at the beginning of period	73,743,664	61,766,227	111,581,712	126,848,474
Net assets at the end of period	$ 68,480,103	$ 73,743,664	$106,480,329	$111,581,712
See accompanying notes to financial statements.
32

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33

Financial Highlights
(Unaudited)
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2019(e)	$28.87	$ 0.08	$2.13	$2.21	$(0.10)	$(0.99)	$(1.09)	$29.99
2018	27.50	0.12	1.38	1.50	(0.13)	—	(0.13)	28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
Class C (01/03)
2019(e)	26.77	(0.02)	1.97	1.95	—	(0.99)	(0.99)	27.73
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
Class I (01/03)
2019(e)	29.13	0.11	2.14	2.25	(0.17)	(0.99)	(1.16)	30.22
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.26%	$25,756	1.21%*	0.49%*	1.15%*	0.56%*	55%
5.47	23,030	1.16	0.37	1.14	0.39	101
29.99	14,778	1.19	0.36	1.14	0.40	276
3.40	7,983	1.22	0.44	1.21	0.45	116
2.66	7,383	1.25	0.36	1.25	0.36	124
14.35	6,511	1.31	0.23	1.30	0.24	154

7.88	2,323	1.96*	(0.25)*	1.90*	(0.19)*	55
4.65	2,145	1.91	(0.39)	1.89	(0.37)	101
29.06	1,389	1.94	(0.39)	1.89	(0.34)	276
2.64	1,074	1.97	(0.32)	1.96	(0.31)	116
1.85	684	2.00	(0.38)	2.00	(0.38)	124
13.53	683	2.07	(0.53)	2.05	(0.51)	154

8.40	40,401	0.96*	0.76*	0.90*	0.82*	55
5.74	48,569	0.91	0.63	0.89	0.65	101
30.31	45,599	0.94	0.61	0.89	0.66	276
3.69	37,597	0.97	0.69	0.96	0.70	116
2.88	34,615	1.00	0.63	1.00	0.63	124
14.66	40,952	1.06	0.48	1.05	0.49	154
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2019.
*	Annualized.
See accompanying notes to financial statements.
35

Financial Highlights (Unaudited) (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2019(e)	$ 9.26	$(0.01)	$0.27	$0.26	$ —	$(1.83)	$(1.83)	$ 7.69
2018	10.13	(0.01)	0.35	0.34	—	(1.21)	(1.21)	9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
Class C (09/01)
2019(e)	6.00	(0.02)	0.04	0.02	—	(1.83)	(1.83)	4.19
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
Class R3 (01/94)
2019(e)	8.37	(0.01)	0.20	0.19	—	(1.83)	(1.83)	6.73
2018	9.28	(0.03)	0.33	0.30	—	(1.21)	(1.21)	8.37
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
Class R6 (02/18)
2019(e)	11.87	0.01	0.43	0.44	(0.03)	(1.83)	(1.86)	10.45
2018(f)	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2019(e)	11.85	—**	0.43	0.43	(0.03)	(1.83)	(1.86)	10.42
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.54%	$ 60,341	1.42%*	(0.35)%*	1.24%*	(0.18)%*	30%
3.48	60,930	1.43	(0.24)	1.24	(0.06)	95
21.76	67,405	1.41	(0.24)	1.33	(0.16)	66
4.05	67,428	1.44	0.10	1.44	0.10	66
4.08	82,080	1.42	(0.14)	1.42	(0.14)	75
5.98	100,733	1.43	(0.37)	1.43	(0.37)	90

6.09	1,275	2.17*	(1.09)*	1.99*	(0.90)*	30
2.78	1,436	2.18	(1.00)	1.99	(0.81)	95
20.75	4,913	2.16	(0.99)	2.09	(0.91)	66
3.37	5,625	2.19	(0.65)	2.19	(0.65)	66
3.19	8,036	2.17	(0.88)	2.17	(0.88)	75
5.28	8,976	2.19	(1.12)	2.19	(1.12)	90

6.49	6,170	1.67*	(0.62)*	1.49*	(0.44)*	30
3.34	5,264	1.68	(0.50)	1.49	(0.31)	95
21.40	5,381	1.66	(0.49)	1.59	(0.41)	66
3.76	5,310	1.69	(0.12)	1.69	(0.12)	66
3.75	7,794	1.67	(0.38)	1.67	(0.38)	75
5.75	11,570	1.68	(0.61)	1.68	(0.61)	90

6.71	6,358	1.03*	0.02*	0.85*	0.20*	30
0.42	6,532	1.03*	0.06*	0.85*	0.24*	95

6.72	32,336	1.17*	(0.09)*	0.99*	0.09*	30
3.77	37,420	1.18	0.02	0.99	0.21	95
22.03	49,150	1.16	0.01	1.08	0.09	66
4.33	45,574	1.19	0.36	1.19	0.36	66
4.29	96,071	1.17	0.11	1.17	0.11	75
6.23	156,292	1.18	(0.11)	1.18	(0.11)	90

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2019.
(f)	For the period February 28, 2018 (commencement of operations) through October 31, 2018.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
37

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Large Cap Select and Small Cap Select is capital appreciation.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
38

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of "Shareholder servicing agent fees" on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
39

Notes to Financial Statements (Unaudited) (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$68,998,699	$ —	$ —	$68,998,699

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$103,334,254	$ —	$ —	$103,334,254
Exchange-Traded Funds	1,030,920	—	—	1,030,920
Investments Purchased with Collateral from Securities Lending	3,615,795	—	—	3,615,795
Short-Term Investments:
Money Market Funds	1,189,346	—	—	1,189,346
Total	$109,170,315	$ —	$ —	$109,170,315

*	Refer to the Fund's Portfolio of Investments for industry classifications.
40

3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Fund, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Select
	Common Stocks	$2,493,145	$(2,493,145)	$ —
	Exchange-Traded Funds	1,019,673	(1,019,673)	—
Total		$3,512,818	$(3,512,818)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the
41

Notes to Financial Statements (Unaudited) (continued)
custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/19		Year Ended 10/31/18
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	155,664	$ 4,283,867	490,873	$ 14,638,432
Class A – automatic conversion of Class C Shares	404	11,442	3,810	113,047
Class C	19,117	487,054	44,357	1,217,285
Class I	89,636	2,434,576	458,551	13,905,115
Shares issued to shareholders due to reinvestment of distributions:
Class A	32,369	835,988	2,430	70,008
Class C	3,149	75,284	—	—
Class I	60,672	1,578,897	8,728	253,115
	361,011	9,707,108	1,008,749	30,197,002
Shares redeemed:
Class A	(127,291)	(3,552,595)	(236,809)	(7,146,287)
Class C	(18,164)	(473,774)	(14,469)	(406,612)
Class C – automatic conversion to Class A Shares	(436)	(11,442)	(4,099)	(113,047)
Class I	(480,588)	(13,245,030)	(443,753)	(13,543,948)
	(626,479)	(17,282,841)	(699,130)	(21,209,894)
Net increase (decrease)	(265,468)	$ (7,575,733)	309,619	$ 8,987,108

	Six Months Ended 4/30/19		Year Ended 10/31/18
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	375,659	$ 2,706,182	730,822	$ 7,286,992
Class A – automatic conversion of Class C Shares	769	6,341	13,328	135,169
Class C	27,435	114,947	102,695	653,752
Class R3	198,493	1,295,814	136,209	1,201,053
Class R6(1)	3,713	38,346	672,638	7,950,581
Class I	501,246	4,948,177	587,441	7,509,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,813,633	11,697,567	853,337	7,825,098
Class C	119,270	421,025	136,617	816,971
Class R3	201,838	1,140,383	84,805	704,732
Class R6(1)	117,392	1,031,249	—	—
Class I	545,178	4,778,442	348,633	4,082,497
	3,904,626	28,178,473	3,666,525	38,166,739
Shares redeemed:
Class A	(918,730)	(6,814,366)	(1,674,637)	(16,498,345)
Class C	(80,874)	(325,823)	(679,246)	(4,428,929)
Class C – automatic conversion to Class A Shares	(1,280)	(6,341)	(20,540)	(135,169)
Class R3	(112,283)	(730,911)	(171,553)	(1,526,690)
Class R6(1)	(62,990)	(650,056)	(122,135)	(1,595,000)
Class I	(1,101,507)	(11,193,997)	(1,006,854)	(12,644,759)
Class I – exchanges	—	—	(672,638)	(7,950,581)
	(2,277,664)	(19,721,494)	(4,347,603)	(44,779,473)
Net increase (decrease)	1,626,962	$ 8,456,979	(681,078)	$ (6,612,734)

(1)	Class R6 Shares were established on February 28, 2018.
5.  Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
42

	Large Cap Select	Small Cap Select
Purchases	$38,359,599	$31,410,239
Sales	47,030,873	43,349,970
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2019.
	Large Cap Select	Small Cap Select
Tax cost of investments	$62,263,881	$95,891,771
Gross unrealized:
Appreciation	$ 8,767,623	$16,866,210
Depreciation	(2,032,805)	(3,587,666)
Net unrealized appreciation (depreciation) of investments	$ 6,734,818	$13,278,544
Permanent differences, primarily due to federal taxes paid and tax equalization, resulted in reclassifications among the Funds' components of net assets as of October 31, 2018, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2018, the Funds' last tax year end, were as follows:
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$2,678,168	$ 5,551,437
Undistributed net long-term capital gains	132,037	14,276,794

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$407,060	$6,542,236
Distributions from net long-term capital gains	—	7,519,972

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
43

Notes to Financial Statements (Unaudited) (continued)
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2019, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.
44

Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.89%	July 31, 2020
Small Cap Select	0.99	July 31, 2020
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected	$6,058	$11,626
Paid to financial intermediaries	5,450	10,330
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances	$4,771	$1,158
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained	$4,013	$920
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained	$ —	$397
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
45

Notes to Financial Statements (Unaudited) (continued)
9.  New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.
46

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2018:
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
47

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
48

Notes
49

Notes
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSLCT-0419P000000-INV-B-06/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: July 8, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: July 8, 2019